[REGISTERED LOGO]

B  A  R  O  N
F  U  N  D  S


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BARON FUNDS
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BATMAN: "IT'S BETTER TO BE THREE HOURS EARLY" ................................1

GEORGE SOROS: "OPEN SOCIETY" .................................................1

BARON 2002 INVESTMENT CONFERENCE .............................................2

MEDIA.........................................................................4

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1   BARON ASSET FUND
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PERFORMANCE...................................................................5

PORTFOLIO STRUCTURE...........................................................6

PORTFOLIO ADDITIONS...........................................................6

NEWS .........................................................................7

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2    BARON GROWTH FUND
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PERFORMANCE..................................................................10

PORTFOLIO STRUCTURE..........................................................10

PORTFOLIO ADDITIONS..........................................................11

NEWS ........................................................................12

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3   BARON SMALL CAP FUND
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PERFORMANCE..................................................................15

PORTFOLIO COMPOSITION AND KEY HOLDINGS ......................................16

SEPTEMBER QUARTER REVIEW.....................................................19

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4   BARON iOPPORTUNITY FUND
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PERFORMANCE..................................................................20

RECENT DEVELOPMENTS..........................................................20

CONCLUSION...................................................................23

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BARON FUNDS CONFERENCE 2002
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PORTFOLIO MANAGERS SPEECHES ............................................ADDENDA



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


                                                           This Report contains
                                                     information for four funds


ANNUAL REPORT                                                SEPTEMBER 30, 2002


DEAR BARON FUNDS
SHAREHOLDER:


BATMAN: "IT'S BETTER TO BE THREE HOURS EARLY THAN A MINUTE TOO LATE, ROBIN."

In late September, a partner at one of America's largest investment banks called me. "Ron, you've got to write these numbers down. Our firm currently domiciles $128 billion of hedge fund assets. In Spring 2000, at the market peak, these accounts held $5 billion in cash. Now, after the NASDAQ has fallen 80% and it is hard to find a large company whose share price hasn't fallen 50%, their cash is $35 billion! Their debits [margin borrowings] in Spring 2000 were $40 billion. Since few now believe in borrowing to buy stocks, margin debits are $20 billion. Short balances three years ago were $20 billion. Now, they are $55 billion." This, of course, doesn't necessarily mean the market's going to immediately rally. But, it does mean that so many now believe "the worst is yet to come" that, if it doesn't, they may find it difficult to invest in businesses at the attractive prices that now prevail due to their dire predictions ...

"THE GLASS IS HALF EMPTY ..."

"Businesses' profits are depressed by high property and casualty, directors' and officers' liability and CAT insurance costs, high and rising health care costs, unfunded pension liabilities, excess investment in communications infrastructure and increased security costs ... while local governments are facing significant
budget   deficits  ..."  are  the  refrains  we  hear  daily.   Which   provides
opportunities for insurance companies not burdened by legacy d&o, asbestos and property liabilities ... health care companies able to more efficiently and cost effectively provide health care services ... professional money managers that have been able to achieve attractive returns in the long term ... communications intensive businesses advantaged by low cost communications and technology infrastructure ... providers of security services ... and, businesses like gaming that will allow states to increase revenues without raising income taxes
.... When investors focus on companies solving America's problems,  maybe, before long, they will begin to see "the glass is half full ..."

[PHOTO of Ron Baron]

Ron Baron, Chairman

GEORGE SOROS' "OPEN SOCIETY."

Perhaps one of the most significant victims of the September 2001 murders was what George Soros calls our "open society." One of Judy and my friends is an immensely talented young architect who renovated our family's New York city apartment a few years ago. This individual also happens to be a Muslim whose dad came to America from Lebanon a half century ago to work as a physician at the Mayo Clinic. As a former board member of the day school our children had attended in New York, I recommended our friend's son for admission to that school. In the lower grades, a large portion of the school's student body is Jewish, my faith. His son loved the school, was popular there and flourished both in the classroom and on the athletic fields. Our friend, however, recently moved his family back to Lebanon and now spends half his

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BARON FUNDS
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time in New York,  half with his family in the Middle  East.  He believed it had become too uncomfortable for his family to continue living in New York. So, sadly, it is not just the victims of planes crashing into buildings and our economy that have suffered from terror. We all have. And, just as there doesn't seem to be an easy fix for our economy; there's no easy fix for victims' families; there's no easy fix that will prevent further terror; and, there's no easy fix for George's "open society."


SCANDALS. THEY'RE FAST BECOMING "YESTERDAY'S NEWS" IN WAKE OF THE 2000-2002 DEVASTATING "BEAR MARKET" AS AMERICA'S BUSINESSES AND THEIR REGULATORS WORK TO ACHIEVE REFORM.

Investment banks will likely pay hundreds of millions or billions of dollars in fines and penalties to regulators for their "research" stock purchase recommendations apparently made with the intent to make it easier for their investment banking clients to raise money from individuals ... not for individuals who bought stock to earn money. Our country's largest institutions face liability for complicity in accounting scandals that allowed businesses to under-report debt and expenses and over-report earnings ... and in the process allowed investors to lose. Probes of accounting at numerous large corporations are continuing. Regardless, in the midst of famously negative publicity, Citicorp's shares have recently rallied 50% from depressed prices. As have those of AOL-Time Warner. Shares of Goldman Sachs, CSFB, Merrill Lynch and other investment banks have also lately been stronger. As the top regulator in New York state recently remarked, regulators are attempting to reform the system, not shut it down. And, their efforts to implement reform in what is normally a tortuous process seem likely to be successful sooner rather than later. We are hopeful and expectant that meaningful reform will be achieved ... as it has so many times before in our history. Which, we believe, will soon be recognized by investors. Meanwhile, investors are clearly already beginning to recognize value in share prices of companies tinged by scandal.

MORE THAN 2000 ATTEND ANNUAL BARON 2002 INVESTMENT CONFERENCE. SURPRISE ENTERTAINER STEVIE WONDER WOWS WITH SMILES, ROCK AND INCREDIBLE PERSONALITY.

Baron Funds held its eleventh annual shareholder "kick the tires" investment conference on October 18, 2002 in New York City. Shareholders traveled from 46 states to be with us this year, including four from distant Hawaii. We continue to be disappointed, however, that no shareholders from Alaska have ever shown up. Numerous articles in business publications and mutual fund magazines reported about the conference. I thought rather than me telling you what it was like, I'd let MORNINGSTAR.COM and THE NEW YORK TIMES do it for us.

MORNINGSTAR.COM REPORTED ABOUT THIS YEAR'S CONFERENCE IN AN ARTICLE BY CHRIS TRAULSEN DATED OCTOBER 22, 2002.

"Who knew? Apparently, Ron Baron is a big Stevie Wonder fan.

"But we digress. Baron's firm, Baron Capital, held its annual shareholder conference in New York City Friday. That's right--an annual shareholder conference. If you've never heard of a fund company hosting such an event before, you're probably not alone. Many large fund companies routinely provide only the minimum disclosure required by law, and would never dream of holding a conference for the owners of their funds. Thankfully, Baron and other boutiques such as Longleaf Partners, Liberty Acorn, and Third Avenue buck that trend. Baron provides more-frequent disclosure than required, with detailed commentary, and for the past 11 years, has hosted conferences where shareholders of its funds can participate in Q&A sessions with portfolio managers and CEOs of portfolio holdings.

"The managers are worth listening to: While other growth-funds have had their collective hats handed to them by the bear market, Baron's funds have put up peer-topping showings. Cliff Greenberg's Baron Small Cap (BSCFX) is down 9% this year, but only three small-growth funds have fared better. It was also up 5% in 2001, beating its average peer by 13 percentage points. Analyst Pick Baron Growth (BGRFX) and Baron Asset (BARAX), both run by Ron Baron, have also outpaced their rivals by huge margins during the bear market.

"Still Bullish ... Bulls are exceedingly rare creatures on Wall Street these days, but Ron Baron is one of them. He argued Friday that despite the considerable uncertainty about the health of the economy and war with Iraq, stocks are cheap. He said he'd told his analysts, `You ought to be so excited that you can't sleep.'

"Baron, however, drew a clear distinction between being bullish on stocks' long-term potential and their near-term prospects. "This doesn't mean that you'll make a lot of money right away, but over time, stock prices do reflect earnings growth.

"Growth Opportunities Abound ... Baron says he's still finding companies that offer great growth prospects, despite the economic downturn. He noted that rapidly growing areas such as education, security, health care, and local entertainment were fertile grounds for his firm. Specific companies he cited included University of Phoenix Online (UOPX), which he said was growing its enrollment at 70% per year; Krispy Kreme (KKD), which he thinks has tremendous growth potential through adding new

                                       2

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BARON FUNDS
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stores  and  moving  into  coffee  and   food-service;   and  database  operator
ChoicePoint CPS.

"One area that doesn't appeal to Baron is technology. That may seem obvious now, but Baron has avoided tech stocks for most of his career, including the bull market of the late 1990s. Why? In a nutshell, says Baron, `They're cyclical businesses with unsustainable competitive advantages.'

"My Company Will Rule the World ... Or at least, that's the impression one might have gotten from the CEOs who showed up to discuss their businesses at the conference.

"Farooq Kathwari of Ethan Allen (ETH) described his efforts to broaden his firm's appeal by moving beyond its colonial-heritage roots. He described new styles of furniture, and an upcoming makeover of Ethan Allen's retail stores. He also noted the fact that Ethan Allen produced its own furniture was a major competitive advantage, and said the firm had sharply reduced its warehousing and distribution costs.

"Donald Steen of United Surgical Partners USPI spoke next, and described his firm's plan to grow by running outpatient surgical centers in partnership with hospitals. He noted two trends in his favor: In 1981, only 15% of surgeries were done on an outpatient basis, and 94% of those were done in hospitals. By 2001, 70% of surgeries were being done on an outpatient basis, and 28% of those were being performed in surgical centers such as his firm's. Steen thinks that 50% of outpatient surgeries will eventually be done in surgical centers.

"Charles River Labs' (CRL) James Foster said his company, which supplies specialized rats to the drug-testing industry, was well-positioned to benefit from the trend for major drug companies to outsource various components of drug testing. LIN Television (TVL) CEO Gary Chapman cited impressive figures, noting that LIN captures 70% of the television revenues in markets where it has at least two stations. He also pointed out that LIN generated same-station audience growth of 6.5% from May 1998 through May 2002--a period when only two competitors managed any growth at all. Chapman says the firm's focus on local news helped fuel growth, as did the company's practice of pairing established network stations with stations in the same market featuring younger, hipper fare.

"We Wonder ... As usual, Baron had a surprise entertainer to wrap up the conference. This year, it was Stevie Wonder. It was a nice touch (picture the mostly over-50 crowd grooving to "Superstition"), but the conference itself stands out as a model of shareholder friendliness. We doubt big shops would hold such confabs for owners of their funds, but they could at least get in the spirit. Providing more-frequent disclosure of fund holdings and frank discussions of performance and portfolio changes would be a decent start."

ON OCTOBER 20, 2002, THE NEW YORK TIMES REPORTED ABOUT OUR CONFERENCE IN AN ARTICLE TITLED "ONE SINGS. THE OTHER MANAGES."

"No matter how badly the stock market does, investors in Ronald Baron's mutual funds can count on him to give a good party. Once a year, Mr. Baron is host for a lavish shareholder conference, typically at the Grand Hyatt in Manhattan, featuring speeches by chief executives of companies whose shares are owned by the Baron funds. The real draw, though, is the entertainment Mr. Baron recruits each year (which he assures investors, he pays for out of his own pocket). In past years, Mr. Baron has brought in Billy Joel, Neil Diamond and Jerry Seinfeld. This year he presented Stevie Wonder but soon got a surprise. Mr. Wonder tried to get Mr. Baron to sing "You Are the Sunshine of My Life," a vintage Wonder hit. But, Mr. Baron, clearly flustered, gave up after a couple of lines. Guess he'll stick to managing money," concluded reporter Riva Atlas, clearly not aware of the enormous success achieved by mature rock n' roll artists on concert tours after just a little practice.

About the only thing these two reporters didn't comment on was Steve Wynn, Chairman of Wynn Resorts and former Chairman of Mirage Resorts. Steve was a scheduled speaker this year but was in the midst of a road show for an initial public offering for his company. His lawyers believed that Securities and Exchange Commission rules, strictly interpreted, prohibited such an appearance. Steve did stop by, however, for a few remarks and I made sure he was greeted by a blaring Elvis' "Viva Las Vegas" ... to which Steve remarked, "I knew Elvis Presley ... and he would have liked that very much." He then launched into ten minutes of extemporaneous remarks that a disinterested listener could only consider a paid commercial ... for us.

ORDER YOUR COMPLIMENTARY BARON 2002 CONFERENCE T-SHIRTS.

The design for this year's shareholder conference t-shirt was suggested by our youngest and very promising analyst, Matt Weiss. Almost as soon as Matt proposed using the 1940's iconic image of Rosy the Riveter, an American flag and the comic bubble "we can do it," that design garnered overwhelming support in our office. Please order your complimentary shareholder Baron 2002 conference t-shirt in either blue or gray by calling us at 1-800-99-BARON or 212-583-2100 or by visiting us at info@baronfunds.com. One of our firm's good friends and
                       -------------------
earliest Baron Capital employees, Bear Stearn's top ranked gaming analyst Jason Ader, told us he would wear the blue shirt with

                                       3

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BARON FUNDS
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jeans and a leather jacket on a Friday night to a bar, the gray one to work out.
Since Jason's so cool, I offered him ten dollars for every picture of him wearing his Baron 2002 t-shirt with a different city in the background. That's just in case Jason needs a little extra income in the current "Bear" market for analysts' pay.

MEDIA.

During the past several months and, in fact, for virtually the entire year 2002, media reports about Baron Funds have been flattering. This must be considered somewhat surprising since our funds' performances this year can only be regarded as disappointing. However, most articles note, nearly all other funds in our categories have performed even worse! The Wall Street Journal ranks Baron Asset Fund in the top ten mid-cap growth mutual funds during the past year; Baron Small Cap Fund and Baron Growth Fund in the top ten small cap growth mutual funds; and Baron iOpportunity Fund in the top ten science and technology funds. We live in hope that when markets recover our funds will perform not just relatively well but absolutely well.

A harbinger of recovering markets? I was last a featured guest on Louis Rukeyser's Wall Street Week in May 1990, a propitious time to invest. I was again invited and accepted a guest appearance on Lou's new CNBC show in late-September. I followed by a week an interview with ninety-year old Nobel prize winning economist Dr. Milton Friedman. My wife and I tuned in that week to get a feel for the show's new format. After watching Dr. Friedman field the first few questions and respond in full sentences and complete well-formed thoughts, Judy turned to me and asked, "How are you ever going to answer those questions?" With the pressure of my wife's expectations, Dr. Friedman's interview and my recent lack of t.v. visits, I was understandably a little nervous at the beginning. But, I guess I did alright since I was told Judy threw up her arms and shouted, "Yes!" when I answered Lou's last question.

AVOID THE "PONY EXPRESS." RECEIVE OUR SHAREHOLDER LETTERS BY E-MAIL.

Shareholders can now receive our quarterly shareholder letters electronically. Please visit us at info@baronfunds.com to register for our quarterly reports,
                    -------------------
annual prospectus and special announcements.

THANK YOU FOR INVESTING IN BARON FUNDS.

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that due to the extended 2000-2002 "bear market" in stocks, the investment losses we have all experienced during the past three years, the modest economic recovery from recession, to date, and, the continued very negative opinions of many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Funds, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and CEO
    November 11, 2002



                                       4

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[REGISTERED LOGO]


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1    BARON ASSET FUND
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PERFORMANCE...................................................................5

PORTFOLIO STRUCTURE...........................................................6

PORTFOLIO ADDITIONS...........................................................6

NEWS .........................................................................7



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON ASSET FUND

ANNUAL REPORT                                                SEPTEMBER 30, 2002



[PHOTO of Ron Baron]
Ron Baron, Portfolio Manager


DEAR BARON ASSET FUND
SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

If we had invested in only our top ten gainers in the past year, you wouldn't have known we were in the midst of the worst bear market of my professional career. Those ten stocks led by Apollo, Choice Hotels, ChoicePoint, Dollar Tree Stores, Polo Ralph Lauren and Education Management added about $320 million profits to our performance during the past twelve months. Surprisingly, in fact, more than half our investments gained in price during the past year.

Of course, our mistakes and losing investments over the past year about offset these gains. But, our point is that it was possible to make money investing in securities during the past year. While we expect our strong businesses to continue to perform well, businesses that have penalized our results during the past year ... and in certain instances since the spring of 2000 ... could soon begin to add to our results again instead of penalizing them.

But, what did well for us during the past twelve months?

Education. In a difficult economic environment, Americans recognized the need to be better educated to be secure in their ability to provide for their families
.... and  enrolled  in  increasing  numbers in  for-profit  colleges.  Hotels and resorts rebounded from very low levels of business activity immediately following September 2001. Retail stores' results compare well with those achieved in the aftermath of September 2001 when their stores were eerily empty. Healthcare businesses continued to grow in an environment when few other
businesses  could  make  that  claim.  Ditto  for  security  businesses.   Media
businesses have been achieving increasing sales as businesses try to boost revenues with advertising and politicians try to get elected.

Our ten worst investments lost about $310 million last year. For the second year in a row two of our top three losers were Charles Schwab and Sotheby's. Schwab has since sharply reduced its expenses and several growth initiatives appear promising. Sotheby's shares have fallen so far that in the view of one of their senior executives ... and of me ... it seems virtually impossible to lose money from these prices. Although DeVry increased its earnings during the past year
....  they will  likely  decline  10% in the  current  fiscal  year since its new student enrollments in technology curriculums have fallen ... but its stock has fallen a lot more. We reduced our investments in each of these three companies during the past year at higher prices than they currently fetch. But, alas, the share price declines of these businesses had an important negative impact on our Fund's performance.

George Soros twenty five years ago tried to teach the young money managers who worked for him to "... be greedy. When you have a great idea, you can't own enough of it." Of course, if an idea isn't so great or a business isn't having such a good year, any shares you own are too many, another portfolio manager used to tease. Both these pearls of wisdom were proven in spades during the past year.

Baron Asset Fund invests in small and mid-cap growth businesses that it perceives are value priced. During the fifteen


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BARON ASSET FUND
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years  since the  Fund's  inception  on June 12,  1987,  the Fund has on average returned 11.8% per year. It has outperformed the small cap Russell 2000 index by on average 480 basis points per year (4.8%) and the S&P 500 by on average 240 basis points per year (2.4%.)


PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

Table I
Portfolio Metrics
--------------------------------------------------------------------------------
Est. P/E Forward                                                         18.6X
Est. 5 Year EPS Growth Rate                                              26.8%
Median Market Cap                                               $1.56 billion
Equity Securities                                                          44
--------------------------------------------------------------------------------

Table II
Industry Focus
--------------------------------------------------------------------------------

Education                                                                17.4%
Business Services                                                        14.0
Recreation and Resorts                                                   11.0
Retail Trade                                                             10.6
Financial                                                                 6.8
Media and Entertainment                                                   6.6
Consumer Services                                                         6.3
Hotels and Lodging                                                        6.0
Healthcare Services/Facilities                                            5.7
Other                                                                    15.8
--------------------------------------------------------------------------------


PORTFOLIO ADDITIONS ... 2002
--------------------------------------------------------------------------------

"As long as I've known you, you've always been able to find growth in businesses like donuts and gaming and schools that most think are mundane," a friend for nearly my entire thirty-two year career told me recently. Which is exactly what we try to do ... invest in well managed, very profitable, well financed businesses with big growth opportunities that can produce recurring income ... and have barriers to prevent others from competing away their advantages.

ANTHEM. The Blues are back. We believe this well run Indiana based Blue Cross plan will continue to increase its enrollee market shares in its existing markets. Our expectation is based upon leading Blue Cross Blue Shield brand awareness with consumers, the broadest provider networks which provide preferential pricing, breadth of products and ability to cover national accounts through its Blue Card program. Its operating margins should improve through technology enhancements and overhead leverage. Acquiring other Blues plans, as with its recent Trigon acquisition, is yet another avenue for growth. (Susan Robbins)

WEIGHT WATCHERS is a terrific franchise that is growing at a very strong rate as a result of the large percentage of Americans - 65% by one estimate - who are currently overweight. Although this number seems quite high to many people, it was clear to us, given our successful investments in Krispy Kreme Doughnuts and The Cheesecake Factory, that lots of Americans need help losing weight. Weight Watchers' business centers around the more than 50 million group meetings that it runs for dieters each year. The Company estimates that its market penetration is below 10% in the United States, while it is already at 20% levels in certain foreign markets. We believe there's also an opportunity to raise the $11 price of these meetings and to sell additional snacks, books and other products to the attendees. Longer term, there should be a large opportunity associated with the company's Internet site, which is currently profitable and generates nearly $50 million in

[BAR GRAPHS]
--------------------------------------------------------------------------------
                            PERFORMANCE FOR THE YEAR
                            ENDED SEPTEMBER 30, 2002

                   BARON ASSET       S&P        RUSSELL     RUSSELL
                      FUND**         500*        2000*       2500*
                   -----------       ---        -------     --------
                      -2.5%        -20.5%        -9.3%       -7.5%


                           ANNUALIZED PERFORMANCE FOR
                              THE FIVE YEARS ENDED
                               SEPTEMBER 30, 2002

                   BARON ASSET       S&P        RUSSELL     RUSSELL
                      FUND**         500*        2000*       2500*
                   -----------       ---        -------     --------
                     -2.2%          -1.6%        -3.2%        -0.2%


                          CUMULATIVE PERFORMANCE SINCE
                             INCEPTION JUNE 12 1987
                           THROUGH SEPTEMBER 30, 2002

                   BARON ASSET       S&P        RUSSELL     RUSSELL
                      FUND**         500*        2000*       2500*
                   -----------       ---        -------     --------
                     453.0%         295.1%       184.3%      282.6%

--------------------------------------------------------------------------------
* S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500, RUSSELL 2000 AND RUSSELL 2500 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 AND RUSSELL 2500 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUNDSHARES.


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annual  revenues.  Weight  Watchers is in the early stage of a program to target men seeking weight loss assistance. (Andrew Peck)

PENN NATIONAL GAMING has successfully consolidated a range of regional gaming properties, all of which are located outside of the major Nevada and Atlantic City markets. Run by Peter Carlino and Kevin DeSanctis, who we knew well from his previous position at Kerzner International, Penn has a decade-long track record of identifying poorly managed properties, buying them at attractive prices, and rapidly improving their earnings power. In the near future, Penn should be a major beneficiary of gaming expansion in Pennsylvania, of which the recently-elected governor is a vocal proponent; race tracks are expected to be the first locations into which gaming is allowed, and Penn operates two of the five tracks within Pennsylvania. Penn also recently announced that it is buying Hollywood Casino, its largest acquisition to date. We expect this deal to be accretive to the combined company's earnings, as operations are improved, redundant costs are reduced, and debt is refinanced at lower rates. (Andrew
Peck)

ZIMMER HOLDINGS was spun-out from Bristol Myers Squibb in July 2001. For many years, Bristol Myers operated Zimmer for its cash flow as Zimmer underinvested in new artificial hips and knees and neglected investing in emerging orthopedic markets. The "transformation" of Zimmer into the industry's best managed and most innovative orthopedic company actually began in 1997 with the appointment of Ray Elliott as Zimmer's new CEO. Since that time, Zimmer has grown its R&D spending to 6% of revenues, substantially higher than its competitors who spend between 4-5.5% of revenues and this differential becomes even more apparent when one compares Zimmer's growing pipeline of new products including those related to more minimally invasive procedures. Zimmer also restructured its salesforce, particularly in the U.S., and for the past several years their sales and service levels have been ranked #1 in the industry.

There  are  also a  number  of  industry  and  environmental  trends  which  are positively affecting Zimmer and which are expected to continue. First, demographic trends are playing a positive role as the 65+ age group (Zimmer's "prime" market) is expected to grow two times as fast as the rest of the population between 2000-2010. Also, while the 45-64 age group accounts for less than 15% of U.S. hip and knee replacements, the number of arthroplasty procedures in this group is growing approximately twice as fast as it is in older age groups given a rising rate of sports-related injuries sustained earlier in life combined with the introduction of more technologically advanced implants. A second trend is the favorable U.S. pricing environment which is expected to continue for the foreseeable future, albeit at a slightly lower rate. Price increases are also resulting from an improved hip and knee product mix as Zimmer introduces more innovative products. (Eytan Friedman)

THE CHEESECAKE FACTORY is probably the most desirable restaurant anchor tenant for shopping malls. This is reflected in extraordinary tenant construction allowances given them by landlords. Just why is this the case? It's because The Cheesecake Factory, due to its great cheesecake and moderately priced and broad menu, is a destination visit for families, young couples and baby boomers. Further, to deal with the wait times at dinner and lunch that are often extended since the restaurants do not accept reservations, its customers are given beepers and paged when their time has come. Of course, while they're waiting, The Cheesecake Factory's customers browse and shop mall stores ... which is why Cheesecake is such a desirable tenant. The Cheesecake Factory probably has an opportunity to open 200 stores in the United States. It now has 58. (Ron Baron)

NEWS
--------------------------------------------------------------------------------

Recent favorable rulings on recruiter compensation and the elimination of the 12 hour rule show again how far postsecondary industry providers like APOLLO have come in the eyes of DOE regulators. University of Phoenix's new campuses in Houston, Dallas and Atlanta are ramping ahead of plan. New York and New Jersey, potentially very large opportunities, could see their first campuses in the next 12 - 18 months. Apollo could have campuses in all 50 states within the next three to four years. Apollo intends to expand into the traditional 18 - 23 year old market with its Western International University model. With no indication that economic softness has curbed employee tuition reimbursement plans, students continue to flock to University of Phoenix to upgrade their skills and improve their marketability despite the recession. (Susan Robbins)

CHOICEPOINT's business continues to show remarkable strength despite the sluggish economy. Its insurance business, which represents about 40% of revenues and 60% of profits, has grown at nearly a 20% organic rate throughout 2002. This area continues to benefit from the increasing competition among companies to generate new policies. In the past, most people bought their insurance from an agent with whom they had a longstanding personal relationship; today, with insurance rates rising markedly, many people renewing their policies are using the Internet and telephone to get price quotes from multiple providers. ChoicePoint benefits from this trend

BARON ASSET FUND
--------------------------------------------------------------------------------

because it gets paid every time any insurer accesses its databases to view an individual's claims history, which it needs in order to determine the appropriate pricing. This segment also will benefit from Current Carrier, a new database product that contains individuals' insurance histories. ChoicePoint's Business & Government unit, which had been suffering from the downturn in new employee hiring and reduced direct marketing expenditures, reported negative growth rates as recently as late last year. In the most recent quarter, however, the unit reported double-digit growth. ChoicePoint is growing by stealing market share from its many smaller competitors, and by introducing innovative data-oriented products which are in increasing demand in this new security-conscious environment. This area is also poised to be a major beneficiary of new Homeland Security expenditures - the company is currently generating more than $1 million per month in these revenues, and believes that should grow meaningfully in the future. (Andrew Peck)

VAIL RESORTS' Chairman Adam Aron called me excitedly on November 11 to describe a blizzard at Vail. "Eight feet of snow ... and it's still snowing! There's already a 40 inch packed base, enough to open all the bowls. It's the most snow we've had this early in at least twenty years." With consumers booking their vacations later than ever, Adam and his team cautiously reduced the coming fiscal year's operating costs $20 million below budgeted amounts. But, with the early snowfall, lodging reservations are surging as are Front Pass season ski pass sales. We estimate Vail's operating income will reach $140 million this year compared to pro forma income of $132 million last year. And, its real estate business should chip in an additional $15 million. (Ron Baron)

CHARLES SCHWAB has reduced employment from 26,000 to 17,000 during the past two years, a painful effort for this people-oriented business. Schwab's technology capital spending has been reduced from nearly $700 million annually to $150 million a year. Nevertheless, while the mutual fund industry experienced record monthly redemptions this summer and other brokers have experienced di minimus flows, Schwab continues to attract $2-4 billion from its customers every month. A recent management change at the company's wholly owned U.S. Trust money management business significantly improves the prospects for that business. Consumer services offered there should quickly be significantly enhanced. Banking services will be offered soon to Schwab's customers. Schwab's longer term prospects to nearly triple customer assets and increase earnings at a faster rate than asset growth are increasingly visible. (Ron Baron)

SOTHEBY's business is benefiting from the diminished role of Phillips within the auction world. After failing to purchase Sotheby's, Bernard Arnault, the wealthy French businessman who runs LVMH, bought Phillips Auctioneers in 1999. Phillips was a second-tier auction house into which Arnault invested several hundred million dollars to compete against Sotheby's and Christies, the world's two largest auction houses. Much of his strategy involved offering huge financial guarantees to consignors, and many of these deals resulted in large losses for LVMH. Arnault has divested his interest in Phillips, which now lacks the deep pockets to offer these generous guarantees. As a result, Phillips is winning far fewer consignments, leaving more potential business for Sotheby's. During the recent Fall Impressionist sales, Sotheby's sold $81 million of paintings, while Christies recorded $68 million sales and Phillips a mere $7 million. With two, rather than three, principal participants, and fewer non-economic financial guarantees being offered, we believe auction market profitability should soon improve. (Andrew Peck)

POLO RALPH LAUREN reported strong third-quarter results, led by considerable improvement in their retail business. Polo reported their best retail comparable store sales in three years, led by strength in Club Monaco and the Polo outlets. Luxury accessories, cold weather gear, and gifts are selling particularly well. Europe, where Polo is targeting meaningful future growth through the acquisition of outstanding licensees, also posted strong, double- digit revenue improvement. The Company also recently repurchased its Japanese master franchise license from Seibu, and believes there's a large opportunity to expand both its revenues and margins in the Japanese market. (Andrew Peck)

CHOICE HOTELS. In what is one of the most challenging years in memory in the lodging industry, Choice is the only lodging company posting positive growth in earnings this year. Choice's system currently has over 4,400 hotels with over 360,000 rooms located throughout the world. Through a combination of steady unit growth (+4%), improving margins (now 67% at the operating income line) and an aggressive stock repurchase program, Choice has been able to grow its EPS nearly 19% in the most recent quarter and over 20% this year while many lodging companies are posting double-digit declines in earnings. So far this fiscal year, the company has signed 129 new franchise agreements, 108 of which are for hotels currently open that are converting to Choice from other brands. These results highlight the benefits of Choice's franchising business model - that unit growth (both new construction and conversions) can offset weak industry

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BARON ASSET FUND
--------------------------------------------------------------------------------

rates and occupancies to still generate revenue growth for Choice. And, Choice converts almost all of that revenue growth to both operating profit (by keeping its operating expenses relatively fixed) and free cash flow (due to the company's minimal capital expenditure requirements). Choice is currently trading at only 12x next year's earnings despite its consistent 15-20% earnings growth rate. (Mitch Rubin)

SAGA COMMUNICATIONS has continued its steady growth trajectory in 2002. Through the first nine-months of 2002, same-station revenue growth has accelerated from 1% in the first quarter to 3% in the second quarter to almost 10% in the third quarter. For the fourth quarter, pacings are similar to the third quarter despite a slowing of the general economy. The healthy revenue gains have been helped by the easy comparisons to 2001 when significant advertising dollars were displaced by the terrorist attacks on 9/11. Still, the advertising environment is much better than it has been since 2000 when the dot.com advertising bubble burst. Saga is also controlling costs and realizing the operating leverage in the broadcasting business. Same-station cash flow is up 6% year-to-date on a 4% increase in revenue. In addition, pro forma earnings per share increased almost 24% in the first nine months of 2002 as same-station operating gains were magnified by lower interest rates and the successful integration of accretive acquisitions. Since the beginning of last year, Saga has completed about $42 million worth of acquisitions, in-line with its target of about $20 million in purchases a year. The acquisitions were all at modest cash flow multiples, which allowed Saga to finance them out of free cash flow and actually lower its leverage ratio over the last 12 months. Looking ahead, we expect Saga to keep on doing what it has been doing successfully for the ten years that we have been a shareholder. Revenues and cash flow should grow at a steady pace helped by a mix of developed and developing stations; and acquisitions should continue at a manageable level funded by one of the least leveraged balance sheets in the broadcasting industry. (Geoff Jones)

While still poor by historical measures, ROBERT HALF's third quarter results were encouraging. Temporary staffing improved sequentially for the first time in two years. As in previous cycles, Robert Half's performance could improve rapidly once its small and mid-sized clients begin to gain confidence about their businesses' prospects and once more begin to expand their workforces, first through hiring temporary workers, later by adding permanent employees. (Susan Robbins)

MANOR CARE. Medicare cliff payments expired October 1st, resulting in around a $30 per day reduction in Medicare reimbursement. We believe the results of the elections have diminished the odds of seeing nursing home provider givebacks - an outcome already discounted by the market. But we believe Manor Care can still show earnings growth in 2003 through mix shift, cost controls and heightened emphasis on private pay specialty services like Alzheimers.

Operationally, Manor Care's results have been outstanding. Occupancy has reached a three-year high and wage increases have moderated to the lowest level in two years. Manor Care's successful focus on risk management is resulting in industry-bucking patient liability trends while we wait for further necessary tort reform. Manor Care's home health and hospice business is growing around 20% a year and has reached $300 million annual revenue. In the nine months ended September 30th, Manor Care generated $219 million in operating cash flow, repurchased $120 million of its shares of stock and repaid $97 million debt. (Susan Robbins)

THANK YOU FOR INVESTING IN BARON ASSET FUND.

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that due to the extended 2000-2002 "bear market" in stocks, the investment losses we have all experienced during the past three years, the modest economic recovery from recession, to date, and, the continued very negative opinions of many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Asset Fund, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence.

Sincerely,


/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and Portfolio Manager
    November 11, 2002

[REGISTERED LOGO]


---------------------------
2        BARON GROWTH FUND
---------------------------

PERFORMANCE..................................................................10

PORTFOLIO STRUCTURE..........................................................10

PORTFOLIO ADDITIONS..........................................................11

NEWS ........................................................................12



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com





BARON GROWTH FUND

ANNUAL REPORT                                                SEPTEMBER 30, 2002



[PHOTO of Ron Baron]
Ron Baron, Portfolio Manager


DEAR BARON GROWTH
FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Growth Fund has outperformed the small cap Russell 2000 index in seven of eight calendar years since the Fund's inception on January 3, 1995. In addition, it has outperformed the S&P 500 index in six of the nearly eight calendar years since the Fund's inception. Since the Fund's inception it has outperformed the Russell 2000 by more than 1100 basis points per year (11%), the S&P 500 by more than 800 basis points per year (8%.)

Despite the nearly three year bear market, Baron Growth Fund achieved very strong gains this year in more than two dozen securities. Many of these gains were so strong that you would have a difficult time believing we were in a bear market. Further, more than half the investments the Fund held in its portfolio appreciated in value during the past year. These gains, for the most part, reflected strong earnings growth of the underlying businesses ... despite the recession! Of course, our investment mistakes and the businesses in which we have investments whose earnings did not grow last year negatively impacted the Fund's performance, offsetting the strong positive performance of the Fund's best investments.

The Fund's top performing investments during the past year were Chico's FAS, University of Phoenix Online, Apollo Group, Choice Hotels, ChoicePoint, CTI Molecular Imaging, Education Management and Charles River Labs.

CHICO's benefited from very strong earnings gains that were the result of sustained double digit same store sales growth. UNIVERSITY OF PHOENIX ONLINE
(UOPX) was the beneficiary of nearly 70% online student enrollment growth. APOLLO benefited from the strong double digit student enrollment growth on its campuses as well as the exceptionally strong UOPX online enrollment growth since it owns about 90% of that business. CHOICE HOTELS achieved strong earnings per share growth helped by significant share repurchases. CHOICEPOINT was the beneficiary of more than 20% earnings per share growth fueled by double digit growth of both its insurance data base revenues and its business and government data base revenues.


PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

Table I
Portfolio Characteristics
--------------------------------------------------------------------------------
P/E Ratio Forward                                            20.1X
Est. 5 Yr. EPS Growth Rate                                   25.9%
Median Market Cap                                     $1.0 billion
Total Equity Securities                                         77
--------------------------------------------------------------------------------

Table II
Industry Focus
--------------------------------------------------------------------------------

Business Services                                            12.4%
Healthcare Services/Facilities                               10.6
Recreation and Resorts                                        8.6
Retail Trade                                                  8.4
Financial                                                     7.2
Education                                                     6.7
Printing and Publishing                                       5.4
Media and Entertainment                                       5.3
Hotels and Lodging                                            5.1
Other                                                        18.0
--------------------------------------------------------------------------------

BARON GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO ADDITIONS ... 2002
--------------------------------------------------------------------------------

Portfolio additions to Baron Growth Fund in 2002 are, what we believe are, well managed, fast growing, well financed businesses ... with big opportunities to increase their recurring income significantly ... and important barriers to prevent competitors from usurping their opportunities. Certainly as important, they are all businesses that we purchased at what we believed were "value" prices relative to their prospects. Several examples follow:

In the last year, we added television station owner, LIN TV, to our portfolio based upon its attractive mix of station assets, great management and the potential to benefit from the easing of regulatory restrictions on growth. The TV station business offers fairly predictable top-line growth, high margins and relatively little capital expenditures. LIN, with its very strong local news and weather franchises, will likely continue to grow faster than its competitors. The company has an unusually large number of developing stations in its portfolio, which have been recently acquired and which should grow rapidly as management applies its proven operating philosophy to the properties. In addition, LIN has been a pioneer in operating two stations in the same market, and its duopoly markets should continue to increase cash flow at an above-average rate. Also, regulators in Washington are reviewing media ownership rules, and we expect deregulation in the spring next year, which could open up new opportunities for LIN to grow through acquisition or could make it more attractive to a potential suitor. Finally, LIN shares trade at a multiple that is in-line with other television station operators and well below recent private transaction multiples, which we think will be corrected as investors realize the company is growing faster than its competition. (Geoff Jones)

PETCO is reaping the benefits of demographic and cultural trends that have helped it a remarkable 39 straight quarters of 5% or better same-store sales growth. The company is benefiting from the aging of the baby boomer generation as more of their children enter the peak pet adoption ages of 5-15 years old. In addition, it is enjoying the increased "humanization" of pets, including a trend of empty nesters adopting pets to become their new "children." At present there are 585 Petco stores in the U.S., a figure that is growing at 35-45 units per year and that management believes can rise to over 1,200. In addition, over half its stores are under five years old and thus in their rapid growth phase, which should keep same-store comps high for many more years. Store economics are excellent with an average internal rate of return better than 20%, and Petco's newly launched "millennium" store format is showing even better early returns. In addition, the new format has helped shift the sales mix to higher margin products, which should help management reach its goal of increasing the company's operating margin from 7% to 10% over the next 5-7 years. We believe Petco can increase earnings per share 25% per year over the next several years. (Geoff Jones)

CENTENE has reached favorable rate and regulatory outcomes in its negotiations with budget challenged states. This confirms that Centene's ability to save costs through medical management while providing better access to care for Medicaid beneficiaries is highly valued by state governments. The potential to make acquisitions remains

[BAR GRAPHS]
--------------------------------------------------------------------------------
                          PERFORMANCE FOR THE ONE YEAR
                            ENDED SEPTEMBER 30, 2002

                       BARON          S&P        RUSSELL
                    GROWTH FUND**     500*        2000*
                    -------------     ---        -------
                        5.0%         -20.5%       -9.3%


                           ANNUALIZED PERFORMANCE FOR
                              THE FIVE YEARS ENDED
                               SEPTEMBER 30, 2002

                       BARON          S&P        RUSSELL
                    GROWTH FUND**     500*        2000*
                    -------------     ---        -------
                        6.5%         -1.6%        -3.2%


                          CUMULATIVE PERFORMANCE SINCE
                            INCEPTION JANUARY 3, 1995
                           THROUGH SEPTEMBER 30, 2002

                       BARON          S&P        RUSSELL
                    GROWTH FUND**     500*        2000*
                    -------------     ---        -------
                      249.6%        101.8%        61.1%

--------------------------------------------------------------------------------
* S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUND SHARES.

BARON GROWTH FUND
--------------------------------------------------------------------------------

strong as the reimbursement environment disadvantages smaller, single market players. The 60,000 member New Jersey acquisition should close in early 2003. Centene has the opportunity to more than triple that business over the next few years. (Susan Robbins)

CTI MOLECULAR's PET scanners continue to gain acceptance for the diagnosis and treatment of cancers. Medicare reimbursement for myocardial viability and breast cancer became effective as of October 1, and Medicare now covers PET scans for 65 - 70% of all cancers. CTI's new proprietary LSO technology enables scan times of less than seven minutes. This compares to 30 - 45 minutes at present and offers patients a more comfortable experience and providers better throughput and improved economics. Another positive - the expected decline in FDG pricing is taking place more slowly than we anticipated, boosting CTI revenues. (Susan Robbins)

INSIGHT COMMUNICATIONS is the nation's ninth largest cable company with 1.3 million subscribers clustered tightly in four contiguous Midwestern states (Indiana, Ohio, Illinois and Kentucky). Insight was one of the pioneers in rebuilding its plant to a robust two-way network capable of offering broadband services such as Internet access, telephony, video-on-demand and interactive weather, entertainment, sports and news channels. As a result of these new services, Insight has been able to raise its monthly revenue per subscriber from $35 a few years ago to nearly $55 today while also growing it's operating cash flow margins from the mid 30% range to approximately 45%. We believe that as the penetration of these new services increases over time (today, digital subscribers are about 22% of the base, Internet access 10% and telephone less than 2%), Insight's revenue per customer can continue to grow to in excess of $75-80 over the next several years and cash flow margins can approach 50%. This should allow Insight to double its operating cash flow over the next 4-5 years. Moreover, with its network now almost completely rebuilt, Insight's capital expenditures are expected to drop by over $100 million next year and in future years enabling the company to generate sustainable free cash flow. As a result of dramatic share price reductions across the cable industry this year (due to a number of factors including the highly publicized bankruptcy and fraud at Adelphia Cable), Insight's stock has fallen in half despite its consistently strong operating results. As a result, the company's stock is currently trading for approximately 9x this year's operating cash flow and about $3,000 per subscriber, both of which are near the lows for the cable industry over the past several years. (Mitch Rubin)

ODYSSEY is a leading provider of palliative, end-of-life care. Its results continue to benefit from favorable reimbursement and demographic trends and broadening acceptance of hospice care. Medicare rate increases of 3.4% became effective on October 1st. An important revenue driver at Odyssey is patient length of stay, which is influenced by patient mix and site maturity. Mature sites average 80 days as physicians, familiar with the benefits of hospice, tend to refer patients earlier vs. at start-ups which average only 20 days. As sites mature and dilution from new start-ups diminishes, Odyssey's average length of stay should increase from its current 63 day average, with each day's increase adding around $.02 to annual eps. (Susan Robbins)

NEWS
--------------------------------------------------------------------------------

UNIVERSITY OF PHOENIX ONLINE's year over year enrollment grew 76% in the most recent quarter after growing 86% in the prior year. This on-line school now has 45,000 students. Despite this growth, the on-line school's education quality and resulting student satisfaction - the keys to its long term growth - remain as strong as ever. A recent survey showed 97% of its students would recommend the University of Phoenix to others. Graduation and course completion rates remain above 60% and 90%, respectively. On the international front, UOPX is starting its first focused recruiting effort, hiring local enrollment counselors in English speaking countries. (Susan Robbins)

Specialty apparel retailer, CHICO's FAS, continues to post mind-boggling monthly sales at a time when its neighbors in malls and strip centers throughout the country are citing sluggish consumer demand. What's been Chico's secret to success? How have they excelled while others falter? In a word: product. In two words: boomer women. Boasting a casual, loose-fitting look with feel-good-about-yourself European sizing, (think 0, 1, 2, 3) combined with a less economically sensitive target customer, Chico's has thrived in an otherwise uninspiring retail environment. In addition, the company's inviting boutique-size stores (average 2,000 square feet), integrated marketing, loyal customer base, in-house design, and lean inventory enable Chico's to drive superior margins, profitability, and cash flow. With only 370 stores, we believe Chico's has the opportunity to double its base and remain among the brightest stars in the industry. Nota bene - Chico's FAS has just recently brought its moderately priced, classic clothing to its first Manhattan location at the corner of 75th and 3rd Avenue! This zip code also happens to have the highest concentration of its Passport Club loyalty members. (Matt Weiss)

JEFFERIES is the only large brokerage firm of which we're aware that's in the midst of a significant hiring and expansion program. Since January 1, 2001, as investment talent has become available

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BARON GROWTH FUND
--------------------------------------------------------------------------------

at terms that are too tempting to ignore,  Jefferies has increased its staff 30%
.... at mostly  variable cost. Its most recent coup was the addition of Robertson
Stephen's investment banking department for no significant direct cost, as Bank America chose to disband this business rather than sell it. We have written before about this band of smart, young, aggressive investor/ managers and their desire to conquer new worlds ... which seems ever more likely. (Ron Baron)

PENN NATIONAL GAMING. Pro gaming candidate for Governor Ed Rendell was elected in Pennsylvania. Governor-elect Rendell has been a proponent of slots in racetracks. This would allow Pennsylvania to achieve increased tax revenues to offset state budget deficits. Penn owns two of the four existing tracks in Pennsylvania. There is one additional track licensed, but not yet built. These tracks offer Penn National the potential to earn significant incremental income, perhaps as much as $30 million per facility, achieving very strong returns on their slot machine investment. In addition, the elections in Illinois were favorable to Penn's pending acquisition of Hollywood. Legislation allowing several hundred additional slots in Hollywood's Aurora gaming boat now seems possible which could significantly improve the profitability of that acquisition. (Ron Baron)

ARBITRON's earnings increased 18% to $0.51 per share on a 6% increase in revenue in the most recent quarter. In addition, the company continues to generate tremendous free cash flow, which was used to reduce debt balances by $20 million, or over 10% in just one quarter. The company continues to steadily grow its core audience measurement business by adding more clients in this country as well as by beginning service in several markets in Mexico. Portable People Meter
(PPM) development continues to move forward, although the pace of advancement has slowed somewhat in recent months. At the request of both Arbitron's radio clients and its partner in the PPM project, Nielsen Media Research, the company decided to conduct additional studies of the PPM before pursuing commercial deployment in the United States. At the same time, advertising agencies have continued to voice their support for the PPM as a better way to measure audiences and the PPM was selected to measure television audiences in Montreal and Quebec in 2003. Despite the delay in PPM development, we believe that Arbitron can grow its core business at a healthy 15% pace and that the PPM will lead to even faster growth down the road. (Geoff Jones)

KERZNER INTERNATIONAL continues to perform extremely well in a very difficult leisure travel market. Revenues at the company's flagship Paradise Island property this year are up slightly while operating profits have increased over 10% as the result of terrific cost controls. In addition, management and development fees from the Mohegan Sun Resort in Connecticut have begun to increase this year as a result of that property's recent expansion. While these fees have risen about 5% so far this year, they are expected to increase 25-30% next year as a full year of the expansion drives the property's performance. In addition to posting solid operating results, Kerzner has substantially expanded its luxury resorts ownership and management business in recent months. The company recently acquired a 50% interest in the Palmilla resort in Cabo San Lucas, Mexico for $39 million and entered into a long-term management and redevelopment contract for the property. The Palmilla is one of the most prestigious resorts in Mexico with a 115 room luxury hotel and an award winning 27 hole Jack Nicklaus-designed golf course. The company believes that Palmilla has the potential for dramatic revenue and profit enhancement through expansion and redevelopment over the next 1-2 years. In addition to Palmilla, Kerzner entered into a management and development agreement for a 100 room resort in the Maldives, the company's second property on the island, and amended its management contract with the Royal Mirage hotel in Dubai to include the 225 room expansion currently under development there that is slated to open this December. The company will now have 11 world class properties under ownership or management in its luxury resorts division.

Kerzner also recently announced a very favorable resolution of its disputes with their former partner and large shareholder, Kersaf Investments Limited. As part of this global settlement, which resolves all of the conflicts between the parties, Kersaf will pay $32 million to Kerzner and is obligated to sell the majority of their holdings in the company by early next year. In addition to the obvious benefit of a sizable payment to the company, this settlement removes the expense and distraction of a multi-jurisdictional and divisive litigation and will dramatically increase the available float and liquidity in Kerzner's shares. (Mitch Rubin)

Record demand for both standard and higher priced, higher margin, specialty animal models has led CHARLES RIVER LABORATORIES (CRL) to add animal production capacity in the U.S. and Canada - the first time they have done so in ten years. North American model sales are at the highest level in 15 years and the company's newly opened 7000 square foot transgenic facility (read model hotel) is already at 50% capacity. Continuing to build out its presence in the $12 billion preclinical outsourced services market, Charles River recently acquired Ohio based Springborne Laboratories. Springborne has particular expertise in short to mid term toxicology studies and has been growing its

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BARON GROWTH FUND
--------------------------------------------------------------------------------

sales 20%+ a year for the last three years. Its operating margins exceed CRL's 20% target and the acquisition should add $.05 - $.06 to earnings per share in 2003 before amortization. CRL paid $27 million, or 5.5x last twelve months EBITDA. (Susan Robbins)

EXTENDED STAY AMERICA. The U.S. hotel operating environment remains weak this year, with rates and occupancies across the industry falling just about every month. On an operating basis, this has put pressure on the revenues and profits of most hotel companies, including Extended Stay of America (ESA). In the most recently reported quarter, ESA's REVPAR (revenue per available room) declined a slightly worse than expected 6% causing the company to report "disappointing" revenue and earnings results (revenue still grew 5% to $153 million in the quarter and EPS only fell by $0.01 to $0.22). Still, the company generated a 57% property level operating margin and a 49% operating cash flow margin during the quarter, both of which remain among the highest in the lodging industry.

Despite the difficult current environment, the company announced that it was planning to accelerate its development of hotels for the coming year (31 starts and 40 hotels to open in 2003 v. about 20 to be opened this year). ESA management observed that there is literally no other supply growth in its segment of the industry and that most of its competitors were out of capital. Moreover, even at its current level of rates and occupancy, new hotels were still generating solid +15% returns on capital. By focusing on its long-term prospects rather than the current operating environment, ESA management believes that they can take significant market share in the extended stay segment of the market ahead of the inevitable upturn in travel when the economy recovers. The company currently has 450 hotels operating throughout the U.S. and believes that it can grow its units at an 8-10% rate for the foreseeable future.

At current levels, we believe that ESA's stock is particularly attractive as it is currently valued at less than the replacement cost and invested capital in its buildings today, despite its proven execution and strong cash flow margins. (Mitch Rubin)

FAIR ISAAC made considerable progress on its integration of HNC Software, the purchase of which closed in August. Fair Isaac remains on track to make the acquisition - the largest in the company's history - accretive in its first year. Management has identified $40 million in potential cost savings to be recognized within one year, of which a meaningful portion has already been achieved. The merged company reported strong third-quarter results, and recently announced its plan to repur- chase up to $200 million of its own stock. Its credit scoring business is gaining traction with its NextGen score, basically a more predictive FICO score which carries a 15% price premium; and myfico.com, its direct to consumer Internet site, is now at a $5 million quarterly revenue rate, which is expected to double next year. (Andrew Peck)

THANK YOU FOR INVESTING IN BARON GROWTH FUND.

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that due to the extended 2000-2002 "bear market" in stocks, the investment losses we have all experienced during the past three years, the modest economic recovery from recession, to date, and, the continued very negative opinions of many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Growth Fund, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Growth Fund. We will continue to work hard to justify your confidence.


Sincerely,

/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and Portfolio Manager
    November 11, 2002

[REGISTERED LOGO]


-------------------------------
3        BARON SMALL CAP FUND
-------------------------------

PERFORMANCE..................................................................15

PORTFOLIO COMPOSITION AND KEY HOLDINGS ......................................16

SEPTEMBER QUARTER REVIEW ....................................................19




767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON SMALL CAP FUND

ANNUAL REPORT                                                SEPTEMBER 30, 2002



[PHOTO of Cliff Greenberg]
Cliff Greenberg, Portfolio Manager


DEAR BARON SMALL CAP
FUND SHAREHOLDER:

Baron Small Cap just finished its fifth year and I would like to take this opportunity to review this year's performance, describe our current thinking concerning the portfolio and highlight some of our significant positions. We will also discuss our performance in the September quarter (much of which was covered in our last quarterly letter) and the positions added or sold in the period. Attached also in the annual report is a copy of the speech I gave at our shareholder meeting in October, which also will shed light on current thinking.

PERFORMANCE
--------------------------------------------------------------------------------

Baron Small Cap Fund's performance in the fiscal year ended September 30, 2002, was on an absolute basis satisfactory, +8.2%, and strong on a relative basis. The Fund beat the Russell 2000 in the twelve months ending September 30 by 17.5 percentage points as the small cap index lost 9.3% in the same period. The Fund substantially outperformed its peer group of small cap growth mutual funds, which according to Morningstar lost 15.6% over the last year.

The Fund's performance was not uniform across the year. The Fund's performance followed the same pattern across the year as the major market averages. The Fund experienced very strong performance in the first half of the fiscal year, +30.7%, and lost money in the second half of the fiscal year, -17.2%. The Fund kept pace with the Russell 2000 in the strong fourth quarter of 2001 and significantly outperformed the Russell 2000 in the last three quarters of the fiscal year. The Fund experienced strong relative performance versus other small cap managers in the March and June quarters, where according to Morningstar the Fund outperformed its peer group by 10.4 and 12.2 percentage points, respectively.

                                 QUARTERLY TABLE

FISCAL YEAR                          BARON     RUSSELL      S&P
  2002                             SMALL CAP     2000       500
--------------------------------------------------------------------------------
Q4 2001                             +19.86%    +21.09%    +10.73%
Q1 2002                              +9.01%     +3.98%     +0.26%
Q2 2002                              -1.45%     -8.35%    -13.44%
Q3 2002                             -15.97%    -21.40%    -17.22%

In fiscal 2002, our best performing holdings were our education stocks (CAREER EDUCATION, APOLLO GROUP and UNIVERSITY OF PHOENIX ONLINE), our media stocks (RADIO ONE AND WESTWOOD ONE), our restaurants/retailers (DOLLAR TREE, KENNETH COLE PRODUCTIONS, CALIFORNIA PIZZA KITCHEN). In addition to these holdings, many of our other stocks outside these sectors performed well, too (CHOICEPOINT, UNITED SURGICAL PARTNERS, WEIGHT WATCHERS and FTI CONSULTING).

The earnings of our education stocks actually accelerated in FY `02. Career Education's same facility revenue growth was 35% and earnings were up over 50%. University of Phoenix' admissions compounded quarterly at 75%, taking its student count from 29,000 to 70,000.

We believed that media spending would rebound after 9/11/01 and that radio would lead the way, which has occurred. Our media companies have grown their cash flow double digit with the growth accelerating each quarter.

Most retail stocks were beaten down last September because business dramatically slowed after the terror incidents. Of

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

course business returned, but came back disproportionately well for our unique retailers and restaurants, and our holdings grew earnings over 25%.

ChoicePoint's base insurance operations grew 18% internally, and overall profits grew over 20% even though pre-employment services were pressured by the terrible hiring environment and the company spent heavily on its nursery efforts which are key to future growth.

United Surgical Partners' existing facilities grew beyond expectations, increasing revenues over 30% and profits over 50%. Also, they signed five new hospital joint ventures and began its de-novo development effort which offers the foundation for many more facilities.

Weight Watchers grew attendance at its company-owned domestic centers over 20%. Revenues expanded faster because of the increased sales of product per attendee. And through acquisition and de-leveraging, the company grew its earnings a remarkable 75%.

FTI Consulting is the leading provider of advice to creditors of bankrupt companies, a service which grew dramatically during the last year. They solidified their market positions by doubling the size of the business through the acquisition of PricewaterhouseCooper's bankruptcy service division.

The common characteristics of the worst performing stocks were that they had poor balance sheets or missed their earnings targets. Penton Media, SBA Communications, Rainbow Media, Insight Communications are all leveraged media or communications companies. Their stocks declined primarily because business stagnated and equity multiples contracted because of market aversion to debt. We sold all these stocks.

CROSS COUNTRY, a provider of travel nurses, hit its numbers for 2002, but reduced its growth targets from 30% to 20% going forward. The stock declined 60% and traded down to 10 times earnings where we doubled our position, through purchase of Cross Country and one of its competitors, AMN HEALTHCARE.

Database providers INTERACTIVE DATA and INFORMATION HOLDINGS were down for the year because of some modest softness in business, but also because they are "EBITDA companies" which investors have frowned upon post-Enron. We feel both stocks traded to very cheap multiples of cash earnings per share, our favored metric, and we added to both positions.

PORTFOLIO COMPOSITION AND KEY HOLDINGS
--------------------------------------------------------------------------------

At the end of September, the Fund had $719 million in assets. The portfolio is made up of 68 investments. The top 10 positions equal 36% of the portfolio. The industry groups of highest concentration were -- business services: 15%, education: 13%, media: 10%, retail: 8%, healthcare facilities: 8%, healthcare services: 7%.


                            [PIE GRAPH]

                         INDUSTRY BREAKDOWN

          Media & Entertainment.........................   9.8%
          HealthCare Facilities.........................   7.5%
          HealthCare Services...........................   7.2%
          Financial.....................................   4.4%
          Education.....................................  12.7%
          Cash..........................................   7.3%
          Business Services.............................  15.1%
          Retail Stores.................................   8.4%
          Restaurants...................................   5.6%
          Printing & Publishing.........................   5.0%
          Other.........................................  17.0%

[BAR GRAPHS]
--------------------------------------------------------------------------------
                          PERFORMANCE FOR THE ONE YEAR
                            ENDED SEPTEMBER 30, 2002

                    BARON SMALL       S&P        RUSSELL
                     CAP FUND**       500*        2000*
                    -----------       ---        -------
                        8.2%        -20.5%        -9.3%


                           ANNUALIZED PERFORMANCE FOR
                              THE FIVE YEARS ENDED
                               SEPTEMBER 30, 2002

                    BARON SMALL       S&P        RUSSELL
                     CAP FUND**       500*        2000*
                    -----------       ---        -------
                        7.1%         -1.6%        -3.2%


                          CUMULATIVE PERFORMANCE SINCE
                            INCEPTION OCTOBER 1, 1997
                            THROUGH SEPTEMBER 30 2002

                    BARON SMALL       S&P        RUSSELL
                     CAP FUND**       500*        2000*
                    -----------       ---        -------
                       41.0%         -8.0%        -15.0%

--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUND SHARES.

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BARON SMALL CAP FUND
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
Career Education Corp.                                   9.0%
Radio One, Inc.                                          3.9
ChoicePoint, Inc.                                        3.6
Charles River Labs Intl.                                 3.0
Apollo Group, Inc.                                       2.9
United Surgical Partners                                 2.8
Casual Male Retail Group                                 2.7
Community Health Sys., Inc.                              2.6
Iron Mountain, Inc.                                      2.5
Krispy Kreme Doughnuts                                   2.5
TOTAL                                                   35.5%
--------------------------------------------------------------------------------

Compared to prior years, the portfolio is somewhat less concentrated and includes more investments, which is in keeping with our goal to diversify a bit more to reduce volatility. Turnover was up because of the volatility of the market, but still remains significantly below that of most funds. Our focus is still long-term investing. Of the top-ten holdings, seven have been in the portfolio for between three and five years. Two new top-ten holdings were established this year -- one company just came public (United Surgical) and one was a major recapitalization (CASUAL MALE).

As I have emphasized before, our primary focus is to buy unique growth companies where we seek to make compounding returns from earnings growth and multiple expansion. But we also have other arrows in our quiver -- our special situations and fallen angel investing. With special situations, we seek to buy companies undergoing significant changes which are not understood by the market and prosper as these companies get a following. With fallen angels, we are trying to buy into companies that have disappointed Wall Street expectations, but where we feel the stock price declines over-exaggerate the detriment to long-term value. We look for fine companies at cheap multiples that others are discarding for emotional reasons.

We are presently focused on growth stocks, primarily because we see growth stocks that we believe are not trading at "growthy" multiples. We do more special situations and fallen angels when stock prices are high because we are uncomfortable with high multiples and the undue market exposure it causes. That is not the current situation.

I contend that stocks are primarily down because of lackluster earnings growth and skepticism that the outlook will improve. Our approach is to invest in companies that are growing well now, with strong business franchises and plans to maintain solid growth even in a tough economy. And if the economy improves, which it ultimately will, they will probably do even better.

So, let me discuss the larger holdings in the portfolio and emphasize some of the elements that give us reason to expect continued growth in 2003 and beyond.

1. BUSINESS SERVICES

15% of the portfolio is invested in business service companies, all of which we feel will grow nicely for the foreseeable future. We expect CHOICEPOINT's insurance business to have an increased growth rate as its "Clue" database product more fully penetrates the point of quote insurance market and its "Current Carrier" database product is rolled out. The Pre-employment screening is growing faster presently because of sales to the government for national security reasons, but we expect this to spread to industry. And we expect the company to be very acquisitive, which has proven to be extremely accretive in the past.

We favor IRON MOUNTAIN for its annuity-like box storage business that grows internally double-digits each year, 2002 being no exception. Going forward, we think this top line growth will be supplemented by margin improvement, debt reduction from free cash flow and new subscription revenue from the commercialization of digital services (email storage).

Other significant business service holdings are FAIR ISAAC, CATALINA MARKETING and FTI Consulting/Kroll.

2. EDUCATION

13% of the portfolio is invested in Education stocks. Our largest position is CAREER EDUCATION which expects to grow its earnings 50%, again, in 2002. We believe the drivers of this growth: 15%+ same school attendance growth, 25% same school revenue growth and 35% same school profit growth -- are intact for the foreseeable future. This is supplemented by new school development, acquisitions and the rollout of online courses. We believe the online opportunity is enormous. We suspect that the company's earnings' growth will slow because of the sheer size of the business, but do not believe it will slow much.

APOLLO and UNIVERSITY OF PHOENIX ONLINE (UOPX) earnings growth is being fueled by the incredible growth of its online business. As stated before, the company almost tripled its student count this year and we feel it's possible that in time, UOPX could teach 500,000 students up from 70,000 now.

3. HEALTHCARE SERVICES/FACILITIES

15% of the portfolio is invested in niche healthcare service providers of specialty facility operators. Charles River Labs is in the sweet spot of healthcare services providers. Major pharmaceutical and biotech companies are stepping up research activities so demand for the companies' "models" (lab mice) is growing double digit, the fastest in the company's long history. And the same clientele are seeking efficiency, so

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

adoption of the complimentary services Charles River is offering, such as mice breeding, housing and testing, has been strong. We expect the company's earnings growth rate to moderate for 40% plus per year, but still grow 25% for the foreseeable future.

We believe that UNITED SURGICAL's (USPI) model of building ambulatory surgical centers in partnership with both doctor groups and hospitals is a winning idea. This is borne out by the operating results the company has reported -- that joint venture facilities have grown revenues over 25% and profits over 40%. USPI now has joint ventures with 10 not-for-profit healthcare systems which own 25 facilities. We think the company will continue to add additional hospital partners and ultimately have on average 8 facilities per joint venture, so USPI has the opportunity to develop well over 100 high return centers in time.

Other healthcare holdings include travel nurse staffers, AMN Healthcare and Cross Country, rural hospital operators, COMMUNITY HEALTH SYSTEMS and PROVINCE HEALTHCARE, and hospice care provider, ODYSSEY HEALTHCARE.

4. MEDIA

10% of the Fund is invested in media and entertainment stocks. We own radio operator RADIO ONE and television station group operator LIN TV. Media spending grew slower than the economy in 2001 for the first time in memory as ad buyers took advantage of the available inventory that shook out of the internet bubble and negotiated rates down. 2002 was a year of reversion back to historic trends, of ad spending growing faster than GDP, radio growing faster than ad spending and radio operators with audience share gains growing fastest amongst its peers. Radio One is the fastest growing radio operator primarily because of its success in growing the ratings of both its acquired stations and start-up stations. Since ratings come before revenues, there is solid visibility that this will continue into 2003 as they capture the benefits of strong rating books in the Atlanta and Los Angeles markets, among others.

LIN TV (LIN) operates 25 network affiliate television stations in mid-size markets. Most television groups will have declining cash flow in 2003 because the substantial political advertising in 2002 will not be repeated until the next major election year, 2004. However, we believe LIN will grow its cash flow as it improves cash flow at the recently acquired Sunrise stations and continues to reduce costs and increase sell-throughs for its stations in Puerto Rico.
Additionally, we believe that consolidation in the industry is very likely as the FCC relaxes present ownership restrictions, and that LIN is a likely acquirer of additional stations. The company is a proven strong turnaround operator, so we feel the more stations they control, the more opportunity they will have to create value.

Other media and entertainment positions held are network radio operator, Westwood One and movie theater chains REGAL CINEMAS and AMC ENTERTAINMENT.

5. RESTAURANT/RETAIL

14% of the Fund is invested in restaurant and retail stores stocks. The largest holdings are KRISPY KREME (KKD) and HOT TOPIC. Krispy Kreme will grow earnings 45% in 2002, driven by strong results at company-owned operations and the rapidly growing franchise system. There are still significant growth opportunities for domestic store expansion. The company has 225 stores now and we think there can be 750 large big-market factory stores in time.

The company will begin to roll out stores in smaller markets in 2003 and we feel there ultimately could be over 1,000 of these. We expect the new coffee program, which will include hot, cold and specialty drinks to be in all stores by year-end 2003. This program and the continued success in off-premise sales should continue to drive same store results. And we believe international store development is a natural. Initially focused in Europe and the Far East, in time KKD might build a system outside the States, as meaningful as it is developing here. These multiple drivers of growth should help the company maintain an earnings growth rate over 35%.

Hot Topic is a mall-based specialty retailer of music-licensed and influenced apparel and accessories to teenagers. Its merchandise is unique and greatly in tune with its customers. As such, the chain does over $600 per square foot in sales and earns over 100% return on investment in new store development -- numbers which are tops in retail. We believe that the company can grow square footage in its base business at 20% per year, and earnings at 25% per year. Torrid, a new concept for plus-sized teenage girls, is doing terrific out of the blocks. 2003 will be the year that Hot Topic accelerates the growth of the second concept.

Other retailers/restaurants we own include Dollar Tree, 99 CENTS ONLY STORES, KENNETH COLE PRODUCTIONS, CASUAL MALE, RESTORATION HARDWARE, CALIFORNIA PIZZA KITCHEN and THE CHEESECAKE FACTORY.

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BARON SMALL CAP FUND
--------------------------------------------------------------------------------

6. OTHERS

Other significant positions that do not fall into the above categories are Weight Watchers, TICKETMASTER, Interactive Data, Information Holdings, PROQUEST, Anteon and JETBLUE.

SEPTEMBER QUARTER REVIEW
--------------------------------------------------------------------------------

The September quarter was rough. The Fund lost 16%, while the Russell 2000 lost 21%. The market took no prisoners in the quarter. Our best performing stocks were flat, these being our best performing businesses -- our education stocks, media stocks and bankruptcy service companies. We lost money because of multiple compression (ChoicePoint), earnings disappoint- ments (Cross Country, Six Flags) and accounting scrutiny (United Surgical, Iron Mountain, AMC Entertainment).

During the quarter, we were pretty active in the portfolio, primarily because of the volatility of the market. We added new positions -- GRAY TELEVISION, Odyssey Healthcare, QUICKSILVER and RH DONNELLEY and added to our holdings in AMN Healthcare, Cheesecake Factory, Interactive Data and Regal Cinemas. We sold our holdings in DAVITA and GENESCO when the stocks hit our price targets; reduced our position in Career Education and MTR GAMING into strength; and sold our RAINBOW MEDIA, SIX FLAGS and INSIGHT COMMUNICATIONS at losses.

THANK YOU
--------------------------------------------------------------------------------

Thank you, fellow shareholders, for investing in Baron Small Cap. Though we are pleased to be highly regarded for our relative performance, we are anxious to return to putting up strong absolute returns.

We believe that our positioning -- of investing in special, solid growth stocks in an array of areas -- is the right approach for this economic environment and market. Our conviction in the growth prospects of each holding is based on our extensive due diligence. Our stocks are valued cheaply against the growth we expect. As our holdings deliver results, we expect to be rewarded by higher stock prices.

Very truly yours,



/S/ Cliff Greenberg
-------------------
    Cliff Greenberg
    Portfolio Manager
    November 11, 2002

[REGISTERED LOGO]


---------------------------------
4        BARON iOPPORTUNITY FUND
---------------------------------

PERFORMANCE..................................................................20

RECENT DEVELOPMENTS..........................................................20

CONCLUSION...................................................................23



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON iOPPORTUNITY FUND

ANNUAL REPORT                                                SEPTEMBER 30, 2002



[PHOTO of Mitch Rubin]
Mitch Rubin, Portfolio Manager


DEAR BARON iOPPORTUNITY
FUND SHAREHOLDER:

We recently held our annual Baron Shareholders Conference in New York at which I gave a short speech to address the performance and outlook for the Baron iOpportunity Fund (although I'm sure most attendees were more impressed with Stevie Wonder's musical talents). We have reprinted the speech in this report for the benefit of those of you who were unable to attend the conference. In the speech I reviewed some of the factors that have contributed to our disappointing performance this year as well as some of the reasons for our continued optimism about the future potential for the businesses in which we're invested. In addition, I highlighted what we believe to be some of the very attractive valuation statistics for the Fund. Since we have reprinted the speech in this report, the following is a more brief update on some of our holdings and this past quarter's performance than in our past letters.


PERFORMANCE AND MARKET OVERVIEW
--------------------------------------------------------------------------------

In the continuation of what has been a very difficult year, the Fund declined approximately 13% in the third calendar quarter. While obviously disappointing, this compared relatively well with the performance of the NASDAQ (down nearly 20% for the quarter) and the Morgan Stanley Internet Index (down nearly 25% in the quarter) during the quarter. Our performance has rebounded somewhat since the end of the third quarter rising approximately 12% since September 30th.

We believe that one of the most significant contributors to our negative performance this year has been an across-the-board contraction in valuations of most stocks, especially for businesses that benefit from technological advances
.... even if their stocks  were,  in our opinion,  "value  priced" to start.  Our focus, however, remains on the analysis of business fundamentals, not on "the market." We believe that consistently strong operating fundamentals will, in the long term, be determinative of value. And, on this front, our optimism finds support in the very strong operating results of many of the businesses in which we've invested. Despite the difficult economy, nearly every company in the iOpportunity Fund met or exceeded their earnings expectations in the recently reported third quarter, some by a wide margin. And, more than half of our companies increased their guidance for earnings in future periods. We find these results very encouraging in the midst of a difficult year.

RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

eBAY - Another great quarter and a very bullish analyst day.

Gross merchandise sales on eBay during the third quarter of 2002 were approximately $3.8 billion. Annualized, this means that there is currently over $15 billion of commerce occurring on eBay. This commerce is generated by 55 million registered users, who list over 160 million items per day on the site. And, despite this scale and reach, eBay's business actually accelerated during the quarter, with gross merchandise sales growing 60% year over year, driving eBay's revenue up nearly 50% for the period. Operating margins also expanded to a record 32% during the

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

quarter and EPS expanded over 75% to $0.22. eBay generated over $140 million in cash for the three-month period, leaving the company with nearly $1.3 billion in cash at the end of the quarter.

At its recent analyst day, eBay managers noted that they now believe that the company's addressable market totals over $1.7 trillion in spending globally, a truly astounding number that, a few years ago, would have seemed like bubble-economy hyperbole. Now, however, with 5 categories over $1 billion in size, these global projections do not appear so far fetched. While the company reiterated its longstanding target of $3 billion in revenue in 2005, that target now appears conservative given the company's accelerating momentum and the recent acquisition of payments leader PayPal.

AMAZON - Surprisingly strong third quarter results and the launch of a new apparel store.

After stalling about a year ago, Amazon generated revenue growth of 33% during the third quarter in a very difficult retail environment. International sales were particularly strong, growing over 90%. For its fourth consecutive quarter, Amazon produced a positive operating profit and, on a trailing twelve-month basis, Amazon is now producing both positive net income ($26 million) and positive free cash flow ($120 million) after all interest and capital expenditure charges.

For the past several periods, Amazon has been able to lower prices for its customers, increase gross margins, keep its operating expenses flat, drive inventory turns and keep its capital expenditures at a minimum. This creates a Wal-Mart-like productivity loop where Amazon's operating efficiency allows it to lower prices which drives revenue growth which generates greater operating efficiency. This is an extremely virtuous cycle which could quickly create high margins and increasing returns on invested capital. Amazon's operating profit margin is now a positive 3.8% of sales on a trailing twelve-month basis as compared with negative 20% two years ago. Amazon is now generating $0.03 of free cash for each $1 of sales and $0.13 of free cash for every $1 of gross margin. We believe that both figures will increase steadily as revenue continues to expand over the next several quarters.

In addition to its strong results, Amazon also announced its first significant new merchandise category in over a year. Early in the fourth quarter (and in plenty of time for Christmas), Amazon announced the introduction of a new Apparel store. This store features over 400 brands from major retailers including Gap, Nordstrom, Lands' End, Eddie Bauer and Foot Locker. These and other leading brands are integrated into a seemless and personalized customer experience that includes a single shopping cart, checkout process and order tracking system.

This is a large market (apparel is one of the biggest on-line retail categories at approximately $5.2 billion in spending in 2002) that Amazon is not currently addressing. In addition, apparel shoppers have a high frequency of shopping giving Amazon the opportunity to cross sell its other categories regularly to new apparel shoppers. Moreover, we believe that the business model that Amazon has structured is also extremely exciting. Amazon will be paid a fee for managing the websites, marketing the inventory and processing the transactions but will not own the inventory or be responsible for logistics or customer service. This should substantially limit the risk to Amazon of entering this broad and often trendy category while at the same time allowing for a diverse and robust product offering and a high margin revenue stream.

INTERNET TRAVEL - Great results and clarity on USA Interactive's intentions.

Our core Internet travel investments, HOTELS.COM AND EXPEDIA, had another stellar quarter of operating results. Hotels.com sold nearly 90% more room nights in this year's third quarter v. last year, with revenue (+83%), operating profit (+81%) and EPS (+69%) all well ahead of guidance and expectations. The company generated strong free cash flow during the quarter (over $40 million) and now has nearly $400 million of cash on the balance sheet. While the domestic

[BAR GRAPHS]
--------------------------------------------------------------------------------
                          PERFORMANCE FOR THE ONE YEAR
                            ENDED SEPTEMBER 30, 2002

                    BARON                          MORGAN STANLEY
                iOPPORTUNITY          NASDAQ         INTERNET
                    FUND            COMPOSITE          INDEX
                -------------       ---------      --------------
                   -11.2%             -21.8%           -34.6%


                          CUMULATIVE PERFORMANCE SINCE
                           INCEPTION FEBRUARY 29, 2000
                            THROUGH SEPTEMBER 30, 2002

                    BARON                          MORGAN STANLEY
                iOPPORTUNITY          NASDAQ         INTERNET
                    FUND**          COMPOSITE          INDEX
                -------------       ---------      --------------
                   -63.6%           -75.0%           -95.0%

--------------------------------------------------------------------------------
THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR REDEMPTION OF FUND SHARES.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

business remains very strong and the key to the company's solid current results, international markets have begun to accelerate and should be a key driver in the future. The company now has over 120 international cities available which is expected to grow to over 300 by year-end. In addition to international growth, future prospects should also benefit from a travel packaging product that Hotels.com is launching in the first quarter of next year. Management indicated that demand and supply both remained extremely strong, giving them the confidence to predict that revenues and profits were both expected to increase an additional 45-50% in 2003 and 2004.

Expedia.com also generated extraordinary results in the quarter with revenue operating profit and EPS all up over 100% since the third quarter of 2001. Expedia booked nearly $1.5 billion of travel business during the third quarter making it the leading Internet travel retailer in the world. The company's merchant hotel business was particularly strong during the quarter with the number of room nights sold increasing about 150% from last year to 2.6 million during the period. Like Hotels.com, Expedia had a strong quarter of cash generation (approximately $70 million), leaving the company with $525 million of cash at the end of the quarter.

Also not resting on its laurels, Expedia plans a major product introduction for the coming months as it launches its on-line corporate travel initiative. Expedia will initially target small and medium-sized businesses with speci-fically tailored management and administrative products and services. Corporate travel services is a large and fragmented market characterized by high fees and uneven service. As it has in consumer travel, Expedia should be able to leverage its industry leading technology and already strong web presence to dominate the on-line corporate travel market over the next several years.

In addition to their stellar operating results during the quarter, Hotels.com and Expedia also benefited, in our opinion, by the cessation of takeover attempts from parent company USA Interactive. USA initiated a confusing attempt earlier this year to buy in the +30% of both companies that it does not currently own as well as that of its other subsidiary (and iOpportunity holding), Ticketmaster. While USA's offer contemplated a premium for all of the companies, many believed (us included) that the offers were inadequate, especially with respect to Hotels.com and Expedia, given their growth and profit potential. While it was unclear if a formal offer was actually pending given the nature of USA's overtures, much of the discourse about the companies centered on this "offer" as opposed to the strength of the company's operating performance during the last several months. We believe that the removal of this overhang, combined with the consistently outstanding results noted above, should allow the stocks to once again reflect the underlying strength in the company's businesses.

DELL - Continued outstanding execution.

Dell's low cost manufacturing and direct to customer sales model has allowed the company to grow and profit while nearly all of its competitors are hurting. During its fiscal second quarter (ended July 31), Dell grew its revenue 11% and its earnings per share by 19% in a technology market that has seen its competitor's revenues shrink by 10-20% and earnings evaporate. Moreover, since reporting its results in August, the company has twice raised expectations for the current quarter. Based on its most recent guidance, in the midst of the worst slowdown in corporate technology spending anyone can remember, Dell expects to report its best quarter of revenue in the company's history (over $9 billion for the three months ending October 31), and its third best quarter of profitability ($0.21 a share of earnings and just under $1 billion of cash flow).

Dell has succeeded where others are failing by profitably taking market share in all of its main lines of business including PC's, Portables, Servers, Storage, and Networking. The competition in each industry is different, but Dell's strategy is the same: Become the lowest cost seller of a product through a combination of highly innovative and efficient manufacturing and highly cost effective direct sales. This strategy has already paid substantial dividends in the declining PC business where Dell has been able to offset broader market declines with profitable share gains. Since mid-2000, Dell's worldwide market share for desktop PCs has increased by almost 50% while virtually all of its competitors' shares have shrunk.

Now, Dell is taking share in the low to midrange server market and is beginning to enter the storage and networking industries. All of these industries have higher gross margins than PCs and all are commoditizing. We think this bodes extremely well for Dell's future as high industry margins and a commoditizing market have been the hallmarks of Dell's success in the past.

GETTY IMAGES - The digital evolution is complete.

As you may recall, Getty is the industry leader in providing stock photography and other visual content to creative professionals and media outlets. You may also recall that Getty is one of the best examples of the impact of digitization on an old world business - in this case the management of a library of visual rights. While Getty's stock has been extremely volatile over the past several years (this year included), the company's march toward a single platform, all digital, high margin business has been steady and relentless. Over the past several years, Getty has (1) acquired the leading portfolio of companies in the visual content industry, (2) integrated

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

those companies into a single enterprise, (3) converted their libraries from analog to digital, and (4) launched an integrated platform for customer interaction to take advantage of its digitization.

As a result of this evolution, Getty has transformed its business from the physical, analog world of offices, people, catalogs and the mail to an Internet business model of a high performance digital library deliverable around the world, instaneously, for little cost. Currently, over 90% of Getty's revenue is delivered over the Net. This transformation has allowed Getty to both better serve its customers as well as drastically reduce its costs. For example, in its recently reported 3rd quarter, Getty was able to grow its revenues 10% in a very difficult print advertising market while, at the same time, shrinking its operating expenses over 11% from last year due to its digital transformation. This allowed operating profit to grow by nearly 40%. In addition to this operating efficiency, Getty has reached the end of its integration and digitization process. As a result, capital expenditures have declined from a peak of $70-80 million per year over the last couple of years to $40 million this year and $35 million next year. When combined with its fast expanding profitability, Getty has been transformed from a net user of capital to a generator of free cash flow (projected at approximately $50 million this year and $100 million next year). Getty recently announced a share repurchase program to take advantage of its now excess liquidity position.

We believe all of this bodes very well for Getty's future. The company is now focused on accelerating its top line growth, even in the face of a difficult economy. At its recent analyst day, Getty unveiled a multi-pronged approach for generating sales growth which includes expanding its list of customers, deepening its portfolio of image categories and adding a host of new rights management services. Getty believes that through these initiatives it can sustain solid double-digit revenue growth (despite the economy) with limited expense increases or capital needs for the foreseeable future. This should drive 20- 30% earnings growth for the next several years while still producing a sizable war chest of free cash flow.

CONCLUSION
--------------------------------------------------------------------------------

While the performance of the Fund remains disappointing, we believe that the vast majority of our companies are performing extraordinarily well during these difficult times. Over time, we expect that performance to be rewarded with higher stock prices (although, of course, we can offer no assurances that this will happen). We thank you for your continued support and, as always, please do not hesitate to contact us with your questions or comments.

Sincerely,


/s/ Mitch Rubin
---------------
    Mitch Rubin
    Portfolio Manager
    November 11, 2002

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BARON FUNDS
--------------------------------------------------------------------------------

TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

Baron Asset Fund invests primarily in small and medium sized companies; Baron Growth Fund and Baron Small Cap Fund invest primarily in small companies. Table I ranks the Funds' investments by their current market capitalization which often is greater than the market capitalization of the companies at the time they were first purchased.


BARON ASSET FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Charles Schwab Corp. ................................       $11,874        6.2%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Anthem, Inc. ........................................       $ 9,180        1.7%
Apollo Group, Inc., Cl A ............................         7,535       10.8
Zimmer Holdings, Inc. ...............................         7,468        0.4
Weight Watchers Intl., Inc. .........................         4,570        0.9
ChoicePoint, Inc. ...................................         3,052        9.9
Robert Half Intl., Inc. .............................         2,779        3.9
Cox Radio, Inc., Cl A ...............................         2,624        1.3
XTO Energy, Inc. ....................................         2,561        0.8
Dollar Tree Stores, Inc. ............................         2,516        2.1
                                                                          ----
                                                                          31.8%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Manor Care, Inc. ....................................       $ 2,210        2.5%
Polo Ralph Lauren Corp., Cl A .......................         2,045        5.2
Hispanic Broadcasting Corp. .........................         2,027        0.6
Neuberger Berman, Inc. ..............................         1,883        0.3
Charles River Laboratories Intl., Inc. ..............         1,756        0.5
Krispy Kreme Doughnuts, Inc. ........................         1,733        0.3
Radio One, Inc. .....................................         1,724        0.7
Harte-Hanks, Inc. ...................................         1,712        0.2
Education Mgmt. Corp. ...............................         1,558        3.4
The Cheesecake Factory, Inc. ........................         1,510        0.2
99 Cents Only Stores ................................         1,452        0.1
DeVry, Inc. .........................................         1,302        3.2
Ethan Allen Interiors, Inc. .........................         1,225        2.7
OM Group, Inc. ......................................         1,206        4.8
Extended Stay America, Inc. .........................         1,191        0.5
Four Seasons Hotels, Inc. ...........................         1,126        0.4
Choice Hotels Intl., Inc. ...........................           913        5.1
Seacor Smit, Inc. ...................................           827        3.1
Penn National Gaming, Inc. ..........................           754        0.5
Kerzner Intl., Ltd. .................................           628        2.7
Southern Union Co. ..................................           625        1.5
Natuzzi S.p.A. ......................................           597        0.5
Vail Resorts, Inc. ..................................           498        6.4


                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
Libbey, Inc. ........................................        $494          3.5%
Sotheby's Hldgs., Inc., Cl A ........................         430          5.3
Saga Comm., Inc., Cl A ..............................         380          4.0
Alexander's, Inc. ...................................         305          0.9
Smart and Final, Inc. ...............................         125          0.5
DVI, Inc. ...........................................          71          0.3
                                                                          ----
                                                                          59.9%


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $7,535         1.8%
Weight Watchers Intl., Inc. .........................        4,570         0.8
ChoicePoint, Inc. ...................................        3,052         3.5
Robert Half Intl., Inc. .............................        2,779         0.6
University of Phoenix Online ........................        2,744         3.1
BlackRock, Inc., Cl A ...............................        2,683         1.4
Community Health Systems, Inc. ......................        2,631         0.4
Dollar Tree Stores, Inc. ............................        2,516         1.0
                                                                          ----
                                                                          12.6%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Manor Care, Inc. ....................................       $2,210         0.7%
Polo Ralph Lauren Corp., Cl A .......................        2,045         0.7
Charles River Laboratories Intl., Inc. ..............        1,756         2.3
Krispy Kreme Doughnuts, Inc. ........................        1,733         2.7
Radio One, Inc. .....................................        1,724         1.5
Harte-Hanks, Inc. ...................................        1,712         1.5
Fair, Isaac and Co., Inc. ...........................        1,669         2.1
Entravision Comm. Corp., Cl A .......................        1,587         0.2
Education Mgmt. Corp. ...............................        1,558         1.2
Catalina Marketing Corp. ............................        1,535         2.3
Waddell & Reed Financial, Inc., Cl A ................        1,415         0.4
Chico's FAS, Inc. ...................................        1,331         1.8
DeVry, Inc. .........................................        1,302         0.5
Petco Animal Supplies, Inc. .........................        1,243         1.3

BARON FUNDS
--------------------------------------------------------------------------------

BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
LIN TV Corp., Cl A ..................................       $1,233         2.0%
Ethan Allen Interiors, Inc. .........................        1,225         1.9
OM Group, Inc. ......................................        1,206         2.1
Boyd Gaming Corp. ...................................        1,202         0.5
Extended Stay America, Inc. .........................        1,191         2.1
Four Seasons Hotels, Inc. ...........................        1,126         1.1
LNR Property Corp. ..................................        1,111         0.4
CTI Molecular Imaging, Inc. .........................        1,077         1.4
Getty Images, Inc. ..................................        1,073         0.7
Jefferies Group, Inc. ...............................        1,028         1.9
CheckFree Corp. .....................................        1,008         0.4
Arbitron, Inc. ......................................        1,006         2.5
Cambrex Corp. .......................................          956         1.4
Anteon Intl., Corp. .................................          920         1.4
Choice Hotels Intl., Inc. ...........................          913         1.9
Premcor, Inc. .......................................          902         0.1
Gabelli Asset Mgmt., Inc., Cl A .....................          894         0.9
ProQuest Co. ........................................          850         0.3
Province Healthcare Co. .............................          833         0.7
Seacor Smit, Inc. ...................................          827         1.7
Linens `n Things, Inc. ..............................          809         1.4
John H. Harland Co. .................................          799         1.3
PRG-Schultz Intl., Inc. .............................          799         1.2
AMN Healthcare Services, Inc. .......................          795         0.1
Penn National Gaming, Inc. ..........................          754         2.6
Intrawest Corp. .....................................          672         0.8
Arch Capital Group, Ltd. ............................          664         2.0
Ralcorp Hldgs., Inc. ................................          639         0.2
Kerzner Intl., Ltd. .................................          628         2.4
Southern Union Co. ..................................          625         1.5
AmSurg Corp. ........................................          618         0.9
Natuzzi S.p.A. ......................................          597         0.4
Insight Comm. Co., Inc., Cl A .......................          556         0.7
United Surgical Partners Intl., Inc. ................          540         1.8
Vail Resorts, Inc. ..................................          498         1.2
Libbey, Inc. ........................................          494         0.9
Kronos, Inc. ........................................          485         1.0
Information Holdings, Inc. ..........................          472         0.5
Odyssey Healthcare, Inc. ............................          460         1.0
Cell Genesys, Inc. ..................................          430         0.1
Sotheby's Hldgs., Inc., Cl A ........................          430         0.4
California Pizza Kitchen, Inc. ......................          429         1.2
Spanish Broadcasting System, Inc., Cl A..............          424         0.2
Viasys Healthcare, Inc. .............................          401         0.8
Saga Comm., Inc., Cl A ..............................          380         1.4
Symyx Technologies, Inc. ............................          323         0.8


                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
Alexander's, Inc. ...................................        $305          0.4%
Centene Corp. .......................................         284          1.2
Heidrick & Struggles Intl., Inc. ....................         275          0.2
SmartForce PLC ......................................         190          0.1
Smart and Final, Inc. ...............................         125          0.4
Rigel Pharmaceuticals, Inc. .........................          73          0.1
DVI, Inc. ...........................................          71          0.2
                                                                          ----
                                                                          74.0%


Baron Small Cap Fund
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $7,535         2.9%
Weight Watchers Intl., Inc. .........................        4,570         2.4
Westwood One, Inc. ..................................        3,818         2.0
ChoicePoint, Inc. ...................................        3,052         3.6
University of Phoenix Online ........................        2,744         0.6
Community Health Systems, Inc. ......................        2,631         2.6
Dollar Tree Stores, Inc. ............................        2,516         0.6
                                                                          ----
                                                                          14.7%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Regal Entertainment Group, Cl A .....................       $2,314         0.8%
Ticketmaster ........................................        2,196         1.4
Career Education Corp. ..............................        2,173         9.0
Iron Mountain, Inc. .................................        2,118         2.5
Charles River Laboratories Intl., Inc. ..............        1,756         3.0
Krispy Kreme Doughnuts, Inc. ........................        1,733         2.5
Radio One, Inc. .....................................        1,724         3.9
JetBlue Airways Corp. ...............................        1,696         1.0
Fair, Isaac and Co., Inc. ...........................        1,669         2.3
Entravision Comm. Corp., Cl A .......................        1,587         0.3
Catalina Marketing Corp. ............................        1,535         2.0
The Cheesecake Factory, Inc. ........................        1,510         1.2
99 Cents Only Stores ................................        1,452         1.3
LIN TV Corp., Cl A ..................................        1,233         1.5
Four Seasons Hotels, Inc. ...........................        1,126         0.6
Interactive Data Corp. ..............................        1,119         2.1
LNR Property Corp. ..................................        1,111         1.5
Corporate Executive Board Co. .......................        1,060         0.9
Waste Connections, Inc. .............................          967         0.7
Ventas, Inc. ........................................          922         0.4
Anteon Intl., Corp. .................................          920         2.3
Premcor, Inc. .......................................          902         0.5

BARON FUNDS
--------------------------------------------------------------------------------

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------
Gabelli Asset Mgmt., Inc., Cl A .....................        $894          1.2%
ProQuest Co. ........................................         850          2.3
FTI Consulting, Inc. ................................         834          1.6
Province Healthcare Co. .............................         833          2.1
AMN Healthcare Services, Inc. .......................         795          1.3
R.H. Donnelley Corp. ................................         772          0.2
P.F. Chang's China Bistro, Inc. .....................         723          0.1
Arch Capital Group, Ltd. ............................         664          0.9
Kerzner Intl., Ltd. .................................         628          1.0
AFC Enterprises, Inc. ...............................         627          0.3
Kroll, Inc. .........................................         607          0.8
Hot Topic, Inc. .....................................         564          1.5
United Surgical Partners Intl., Inc. ................         540          2.8
Quiksilver, Inc. ....................................         534          0.5
Information Holdings, Inc. ..........................         472          2.4
Odyssey Healthcare, Inc. ............................         460          0.8
Cross Country, Inc. .................................         456          1.5
California Pizza Kitchen, Inc. ......................         429          1.5
Actuant Corp., Cl A .................................         428          0.7
Viasys Healthcare, Inc. .............................         401          2.0
Kenneth Cole Productions, Inc., Cl A ................         400          0.6
Resources Connection, Inc. ..........................         312          0.8
AMC Entertainment, Inc. .............................         254          1.3
MTR Gaming Group, Inc. ..............................         247          0.7
Stelmar Shipping, Ltd. ..............................         244          0.7
SmartForce PLC ......................................         190          0.2
Pinnacle Entertainment, Inc. ........................         189          0.4
Meridian Medical Technologies, Inc. .................         163          0.6
Casual Male Retail Group, Inc. ......................         138          2.6
Restoration Hardware, Inc. ..........................         134          1.0
Overstock.com, Inc. .................................          86          0.3
ResortQuest Intl., Inc. .............................          77          0.2
DVI, Inc. ...........................................          71          0.2
Liberty Livewire Corp. ..............................          66          0.1
Equity Marketing, Inc. ..............................          61          0.7
The Sports Club Co., Inc. ...........................          32          0.1
                                                                          ----
                                                                          77.7%


Baron iOpportunity Fund
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Intel Corp. .........................................       $92,577        1.8%
Dell Computer Corp. .................................        60,887        3.7
Comcast Corp., Cl A .................................        19,752        2.6
eBay, Inc. ..........................................        14,883        4.1
Accenture, Ltd., Cl A ...............................        13,668        3.2
Charles Schwab Corp. ................................        11,874        2.7
                                                                          ----
                                                                          18.1%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Electronic Arts, Inc. ...............................       $ 9,184        4.6%
Best Buy Co., Inc. ..................................         7,170        0.5
Amazon.com, Inc. ....................................         6,061        3.5
Yahoo! Inc. .........................................         5,747        2.5
Flextronics Intl., Ltd. .............................         3,603        3.0
ChoicePoint, Inc. ...................................         3,052        2.5
Celestica, Inc. .....................................         3,009        0.8
Jabil Circuit, Inc. .................................         2,921        0.6
Hotels.com, Cl A ....................................         2,920        7.5
Expedia, Inc., Cl A .................................         2,896        5.1
University of Phoenix Online ........................         2,744        5.2
                                                                          ----
                                                                          35.8%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Ticketmaster ........................................       $ 2,196        2.1%
Tech Data Corp. .....................................         1,490        0.9
Overture Services, Inc. .............................         1,378        6.6
Take-Two Interactive Software, Inc. .................         1,141        2.0
Getty Images, Inc. ..................................         1,073        4.4
CheckFree Corp. .....................................         1,008        1.0
TMP Worldwide, Inc. .................................         1,005        1.2
THQ, Inc. ...........................................           825        0.7
Research in Motion, Ltd. ............................           708        0.5
Mediacom Comm. Corp., Cl A ..........................           644        2.3
Insight Comm. Co., Inc., Cl A .......................           556        2.3
1-800-FLOWERS.COM, Inc., Cl A .......................           458        0.8
LendingTree, Inc. ...................................           327        1.9
CoStar Group, Inc. ..................................           284        1.3
Stamps.com, Inc. ....................................           218        0.7
Netflix, Inc. .......................................           214        1.4
FreeMarkets, Inc. ...................................           205        0.4
SmartForce PLC ......................................           190        2.1
iDine Rewards Network, Inc. .........................           182        1.3
drugstore.com, Inc. .................................           114        1.0
Overstock.com, Inc. .................................            86        1.0
Hoover's, Inc. ......................................            77        0.2
SBA Comm. Corp., Cl A ...............................            55        0.8
Dice, Inc. ..........................................            12        0.3
                                                                          ----
                                                                          37.2%

BARON FUNDS
--------------------------------------------------------------------------------

TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                             BARON
                                                   BARON                BARON                SMALL                BARON
                                                   ASSET                GROWTH                CAP             IOPPORTUNITY
                                                    FUND                 FUND                 FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                  % OF                   % OF                 % OF                % OF
                                                PORTFOLIO             PORTFOLIO            PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Leverage (Debt > 40% of Market Cap .......          18.7%                17.9%                13.3%                7.0%
Foreign Sales Dependent (Sales > 15%) ....          22.7                 14.7                 20.7                37.2
Oil Price Sensitivity ....................          16.7                 12.7                  2.6                13.4
Volatility (Beta > 1.2) ..................           8.7                  9.4                 14.3                69.8
NASDAQ Securities ........................          18.9                 31.8                 42.4                81.1
Unseasoned Securities
 (Publicly owned
   for 5 3 years) ........................           5.3                 28.2                 30.7                31.0
 (Publicly owned
   for 5 1 year) .........................           4.2                 11.9                 13.8                 2.7
Turnarounds ..............................          18.6                  1.7                  1.2                14.1
Development Companies ....................           2.1                  1.3                  0.7                 6.7



TABLE III (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

BARON ASSET FUND

One year                                                                   -2.5%
--------------------------------------------------------------------------------
Two years                                                                 -18.1%
--------------------------------------------------------------------------------
Three years                                                                -6.2%
--------------------------------------------------------------------------------
Four years                                                                  1.6%
--------------------------------------------------------------------------------
Five years                                                                 -2.2%
--------------------------------------------------------------------------------
Ten years                                                                  11.0%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              11.8%
--------------------------------------------------------------------------------


BARON GROWTH FUND

One year                                                                    5.0%
--------------------------------------------------------------------------------
Two years                                                                  -0.7%
--------------------------------------------------------------------------------
Three years                                                                 5.4%
--------------------------------------------------------------------------------
Four years                                                                 13.8%
--------------------------------------------------------------------------------
Five years                                                                  6.5%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            17.5%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                    8.2%
--------------------------------------------------------------------------------
Two years                                                                  -6.3%
--------------------------------------------------------------------------------
Three years                                                                 1.8%
--------------------------------------------------------------------------------
Four years                                                                 13.1%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                             7.1%
--------------------------------------------------------------------------------


BARON IOPPORTUNITY FUND

One year                                                                  -11.2%
--------------------------------------------------------------------------------
Two years                                                                 -35.5%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -32.4%
--------------------------------------------------------------------------------

The performance data represents past performance. The performance data in the tables does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Cost                Value
 -------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.43%)
--------------------------------------------------------------------------------------------------------------------
                        BUSINESS SERVICES (14.01%)
            5,725,000   ChoicePoint, Inc.*#                                 $       69,017,140   $      204,039,000
              240,000   Harte-Hanks, Inc.                                            3,932,857            4,466,400
            5,000,000   Robert Half Intl., Inc.*                                    26,618,113           79,350,000
                                                                             -----------------    -----------------
                                                                                    99,568,110          287,855,400
                        CHEMICAL (4.85%)
            2,331,000   OM Group, Inc.#                                             69,988,934           99,766,800

                        CONSUMER SERVICES (6.26%)
           15,592,700   Sotheby's Hldgs., Inc., Cl A#                              321,592,966          109,148,900
              450,000   Weight Watchers Intl., Inc.*                                12,258,096           19,512,000
                                                                             -----------------    -----------------
                                                                                   333,851,062          128,660,900
                        EDUCATION (17.35%)
            5,100,000   Apollo Group, Inc., Cl A*                                   53,522,353          221,493,000
            3,500,000   DeVry, Inc.*#                                               27,444,373           65,170,000
            1,580,000   Education Mgmt. Corp.*                                      14,513,547           69,946,600
                                                                             -----------------    -----------------
                                                                                    95,480,273          356,609,600
                        ENERGY (3.95%)
            1,555,000   Seacor Smit, Inc.*#                                         48,055,509           63,739,450
              850,000   XTO Energy, Inc.                                            12,353,811           17,518,500
                                                                             -----------------    -----------------
                                                                                    60,409,320           81,257,950
                        FINANCIAL (6.77%)
           14,600,000   Charles Schwab Corp.                                        41,416,581          127,020,000
            1,378,600   DVI, Inc.*#                                                 17,466,410            6,617,280
              200,000   Neuberger Berman, Inc.                                       8,542,592            5,390,000
                                                                             -----------------    -----------------
                                                                                    67,425,583          139,027,280
                        HEALTHCARE SERVICES (2.65%)
              550,000   Anthem, Inc.*                                               30,294,687           35,750,000
              270,000   Charles River Laboratories Intl., Inc.*                      8,242,517           10,597,500
              210,000   Zimmer Holdings, Inc.*                                       6,426,229            8,051,400
                                                                             -----------------    -----------------
                                                                                    44,963,433           54,398,900
                        HEALTHCARE FACILITIES (2.46%)
            2,250,000   Manor Care, Inc.*                                           47,159,483           50,580,000

                        HOTELS AND LODGING (5.95%)
            4,500,000   Choice Hotels Intl., Inc.*#                                 51,735,326          103,995,000
              750,000   Extended Stay America, Inc.*                                10,764,425            9,525,000
              275,000   Four Seasons Hotels, Inc.                                    7,290,219            8,811,000
                                                                             -----------------    -----------------
                                                                                    69,789,970          122,331,000
                        MEDIA AND ENTERTAINMENT (6.58%)
            1,000,000   Cox Radio, Inc., Cl A*                                       6,352,271           26,160,000
              700,000   Hispanic Broadcasting Corp.*                                 4,574,667           13,055,000
              290,000   Radio One, Inc., Cl A*                                       2,373,395            4,831,400
              575,000   Radio One, Inc., Cl D*                                       4,119,202            9,481,750
            4,420,000   Saga Comm., Inc., Cl A*#                                    29,206,075           81,770,000
                                                                             -----------------    -----------------
                                                                                    46,625,610          135,298,150
                        REAL ESTATE AND REITs (0.95%)
              320,000   Alexander's, Inc.*#                                         20,986,298           19,520,000

                       RECREATION AND RESORTs (11.04%)
            2,400,000   Kerzner Intl., Ltd.*#                                       77,808,281           55,200,000
              525,000   Penn National Gaming, Inc.*                                  9,940,637            9,912,000
            9,300,000   Vail Resorts, Inc.*#                                       224,988,815          131,688,000
            1,459,408   Wynn Resorts, Ltd. (formerly
                          Valvino Lamore, LLC)*@                                    30,030,772           30,030,676
                                                                             -----------------    -----------------
                                                                                   342,768,505          226,830,676



               Shares                                                              Cost                Value
--------------------------------------------------------------------------------------------------------------------

                        RETAIL TRADE (10.64%)
              100,000   99 Cents Only Stores                                $        2,809,179   $        2,070,000
            2,000,000   Dollar Tree Stores, Inc.*                                   14,466,886           44,080,000
            1,700,000   Ethan Allen Interiors, Inc.                                 48,614,533           55,012,000
            5,145,000   Polo Ralph Lauren Corp.,
                          Cl A*                                                    120,006,823          106,913,100
            2,500,000   Smart and Final, Inc.*#                                     33,165,587           10,625,000
                                                                             -----------------    -----------------
                                                                                   219,063,008          218,700,100
                        RESTAURANTS (0.45%)
              115,000   The Cheesecake Factory, Inc.*                                3,513,074            3,430,450
              185,000   Krispy Kreme Doughnuts,
                          Inc.*                                                      6,000,317            5,783,100
                                                                             -----------------    -----------------
                                                                                     9,513,391            9,213,550
                        UTILITY SERVICES (1.53%)
            2,790,000   Southern Union Co.*#                                        41,771,810           31,527,000

                        WHOLESALE TRADE (3.99%)
            2,270,000   Libbey, Inc.#                                               75,766,156           72,322,200
              880,000   Natuzzi S.p.A.                                              13,888,481            9,609,600
                                                                             -----------------    -----------------
                                                                                    89,654,637           81,931,800
                                                                             -----------------    -----------------
TOTAL COMMON STOCKS                                                              1,659,019,427        2,043,509,106
                                                                             -----------------    -----------------
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.52%)
---------------------------------------------------------------------------------------------------------------------
                        EDUCATION (0.08%)
               92,106   Apollo International, Inc. S-A
                          CV Pfd.*@#                                                 1,750,014            1,750,014

                        HEALTHCARE FACILITIES (0.44%)
                5,753   Somerford Corp. S-A
                          Conv. Pfd.* @                                              9,000,000            9,000,051
                                                                             -----------------    -----------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                                  10,750,014           10,750,065
                                                                             -----------------    -----------------
---------------------------------------------------------------------------------------------------------------------
WARRANTS (0.10%)
---------------------------------------------------------------------------------------------------------------------
                        REAL ESTATE AND REITs
            2,127,660   Corrections Corporation of
                          America Warrants
                          Exp 09/29/2005*@                                                   0            1,991,490
                                                                             -----------------    -----------------
Principal Amount
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (0.15%)
-------------------------------------------------------------------------------------------------------------------
                        HEALTHCARE FACILITIES
          $ 3,000,000   Somerford Corp. 8.50%
                          Sub. Conv. Deb.
                          due 04/23/2006@                                            3,000,000            3,000,000
                                                                             -----------------    -----------------
TOTAL INVESTMENTS (100.20%)                                                 $    1,672,769,441        2,059,250,661

                                                                            =================
LIABILITIES LESS CASH AND
 OTHER ASSETS (-0.20%)                                                                                  (4,067,822)
                                                                                                  -----------------
NET ASSETS (EQUIVALENT TO $35.65 PER
 SHARE BASED ON 57,641,500 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                                                $    2,055,182,839

                                                                                                 ==================

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities




                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Cost                Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (87.73%)
--------------------------------------------------------------------------------------------------------------------
                        BUSINESS SERVICES (12.41%)
              850,000   Catalina Marketing Corp.*                           $       28,170,889   $       23,868,000
            1,000,000   ChoicePoint, Inc.*                                          15,449,275           35,640,000
              670,000   Fair, Isaac and Co., Inc.                                   25,296,357           21,909,000
              840,000   Harte-Hanks, Inc.                                           14,660,830           15,632,400
              150,000   Heidrick & Struggles Intl., Inc.*                            2,741,682            2,278,500
              400,000   Kronos, Inc.*                                                9,986,834            9,852,000
            1,000,000   PRG-Schultz Intl., Inc.*                                    12,527,776           12,380,000
              400,000   Robert Half Intl., Inc.*                                     2,665,467            6,348,000
                                                                             -----------------    -----------------
                                                                                   111,499,110          127,907,900
                        CABLE (0.72%)
              800,000   Insight Comm. Co., Inc., Cl A*                               9,207,819            7,384,000

                        CHEMICAL (4.32%)
              400,000   Cambrex Corp.                                               15,036,350           14,720,000
              500,000   OM Group, Inc.                                              19,382,000           21,400,000
              800,000   Symyx Technologies, Inc.*                                   13,226,751            8,376,000
                                                                             -----------------    -----------------
                                                                                    47,645,101           44,496,000
                        CONSUMER SERVICES (1.22%)
              550,000   Sotheby's Hldgs., Inc., Cl A                                 9,675,881            3,850,000
              200,000   Weight Watchers Intl., Inc.*                                 5,882,958            8,672,000
                                                                             -----------------    -----------------
                                                                                    15,558,839           12,522,000
                        EDUCATION (6.70%)
              430,000   Apollo Group, Inc., Cl A*                                    4,043,331           18,674,900
              260,000   DeVry, Inc.*                                                 2,323,166            4,841,200
              280,000   Education Mgmt. Corp.*                                       2,636,453           12,395,600
              300,000   SmartForce PLC ADR*                                          1,463,862              990,000
            1,000,000   University of Phoenix Online*                               18,358,937           32,150,000
                                                                             -----------------    -----------------
                                                                                    28,825,749           69,051,700
                        ENERGY SERVICES (1.79%)
               80,000   Premcor, Inc.*                                               2,079,016            1,255,200
              420,000   Seacor Smit, Inc.*                                          16,920,889           17,215,800
                                                                             -----------------    -----------------
                                                                                    18,999,905           18,471,000
                        FINANCIAL (7.18%)
              750,000   Arch Capital Group, Ltd.*                                   20,135,863           20,925,000
              350,000   BlackRock, Inc., Cl A*                                       7,036,572           14,497,000
              400,000   CheckFree Corp.*                                             5,041,845            4,552,000
              364,800   DVI, Inc.*                                                   5,100,020            1,751,040
              299,000   Gabelli Asset Mgmt., Inc., Cl A*                             4,438,566            8,865,350
              510,000   Jefferies Group, Inc.                                       21,454,499           19,461,600
              220,000   Waddell & Reed Financial, Inc., Cl A                         6,445,690            3,885,200
                                                                             -----------------    -----------------
                                                                                    69,653,055           73,937,190
                        FOOD AND AGRICULTURE (0.21%)
              100,000   Ralcorp Hldgs., Inc.*                                        1,727,735            2,127,000

                        GOVERNMENT SERVICES (1.45%)
              550,000   Anteon Intl., Corp.*                                        11,252,725           14,949,000

                        HEALTHCARE SERVICES (6.20%)
               80,000   AMN Healthcare Services, Inc.*                               2,111,583            1,480,000
              120,000   Cell Genesys, Inc.*                                          2,356,320            1,446,000
              450,000   Centene Corp.*                                              12,104,617           12,010,500
              600,000   Charles River Laboratories Intl., Inc.*                     18,081,728           23,550,000
              560,000   CTI Molecular Imaging, Inc.*                                10,222,746           14,168,000
              340,000   Odyssey Healthcare, Inc.*                                    9,195,533           10,183,000
              625,000   Rigel Pharmaceuticals, Inc.*                                 4,355,893            1,000,000
                                                                             -----------------    -----------------
                                                                                    58,428,420           63,837,500
                        HEALTHCARE FACILITIES (4.43%)
              300,000   AmSurg Corp.                                                 7,501,780            9,051,000
              140,000   Community Health Systems, Inc.*                              3,228,091            3,728,200
              320,000   Manor Care, Inc.*                                            4,631,326            7,193,600
              400,000   Province Healthcare Co.*                                     7,544,210            6,860,000
              850,000   United Surgical Partners Intl., Inc.*                       18,893,271           18,785,000
                                                                             -----------------    -----------------
                                                                                    41,798,678           45,617,800
                        HOTELS AND LODGING (5.09%)
              840,000   Choice Hotels Intl., Inc.*                                   9,992,955           19,412,400
            1,740,000   Extended Stay America, Inc.*                                21,830,450           22,098,000
              340,000   Four Seasons Hotels, Inc.                                   11,648,949           10,893,600
                                                                             -----------------    -----------------
                                                                                    43,472,354           52,404,000
                        MEDIA AND ENTERTAINMENT (5.34%)
              139,400   Entravision Comm. Corp., Cl A*                               1,208,862            1,847,050
              835,000   LIN TV Corp., Cl A*                                         18,735,302           20,666,250
              275,000   Radio One, Inc., Cl A*                                       2,801,501            4,581,500

               Shares                                                              Cost                Value
------------------------------------------------------------------------------------------------------------------
                        MEDIA AND ENTERTAINMENT (CONTINUED)
              700,000   Radio One, Inc., Cl D*                              $        7,400,336   $       11,543,000
              775,250   Saga Comm., Inc., Cl A*                                      6,930,347           14,342,125
              311,200   Spanish Broadcasting System,
                          Inc., Cl A*                                                1,569,524            2,038,360
                                                                             -----------------    -----------------
                                                                                    38,645,872           55,018,285
                        MEDICAL EQUIPMENT (0.84%)
              565,000   Viasys Healthcare, Inc.*                                    10,978,094            8,701,000

                        PRINTING AND PUBLISHING (5.36%)
              750,000   Arbitron, Inc.*                                             25,043,461           25,575,000
              380,000   Getty Images, Inc.*                                          7,729,005            7,622,800
              500,000   John H. Harland Co.                                         16,038,808           13,575,000
              250,000   Information Holdings, Inc.*                                  6,708,857            5,412,500
              101,500   ProQuest Co.*                                                3,590,934            3,080,525
                                                                             -----------------    -----------------
                                                                                    59,111,065           55,265,825
                        REAL ESTATE AND REITs (0.79%)
               60,000   Alexander's, Inc.*                                           4,501,290            3,660,000
              135,000   LNR Property Corp.                                           4,614,581            4,502,250
                                                                             -----------------    -----------------
                                                                                     9,115,871            8,162,250
                        RECREATION AND RESORTS (8.55%)
              300,000   Boyd Gaming Corp.*                                           3,031,353            5,601,000
              560,000   Intrawest Corp.                                              9,641,851            7,912,800
            1,060,000   Kerzner Intl., Ltd.*                                        26,163,056           24,380,000
            1,400,000   Penn National Gaming, Inc.*                                 25,481,327           26,432,000
              900,000   Vail Resorts, Inc.*                                         16,549,647           12,744,000
              537,677   Wynn Resorts, Ltd. (formerly
                          Valvino Lamore, LLC)*@                                    11,063,956           11,063,941
                                                                             -----------------    -----------------
                                                                                    91,931,190           88,133,741
                        RETAIL TRADE (8.41%)
            1,150,000   Chico's FAS, Inc.*                                          11,878,773           18,319,500
              450,000   Dollar Tree Stores, Inc.*                                    4,898,828            9,918,000
              610,000   Ethan Allen Interiors, Inc.                                 16,035,441           19,739,600
              775,000   Linens `n Things, Inc.*                                     22,054,278           14,236,750
              625,000   Petco Animal Supplies, Inc.*                                12,210,298           13,556,312
              340,000   Polo Ralph Lauren Corp., Cl A*                               7,136,041            7,065,200
              905,000   Smart and Final, Inc.*                                       8,273,866            3,846,250
                                                                             -----------------    -----------------
                                                                                    82,487,525           86,681,612
                        RESTAURANTS (3.96%)
              550,000   California Pizza Kitchen, Inc.*                             12,351,307           12,655,500
              900,000   Krispy Kreme Doughnuts, Inc.*                               23,187,185           28,134,000
                                                                             -----------------    -----------------
                                                                                    35,538,492           40,789,500
                        UTILITY SERVICES (1.54%)
            1,403,000   Southern Union Co.*                                         19,381,035           15,853,900

                        WHOLESALE TRADE (1.22%)
              275,000   Libbey, Inc.                                                 7,955,207            8,761,500
              350,000   Natuzzi S.p.A.                                               6,225,646            3,822,000
                                                                             -----------------    -----------------
                                                                                    14,180,853           12,583,500
                                                                             -----------------    -----------------
TOTAL COMMON STOCKS                                                                819,439,487          903,894,703
                                                                             -----------------    -----------------


Principal Amount
--------------------------------------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (12.80%)
--------------------------------------------------------------------------------------------------------------------
$          81,882,153   Exxon Asset Management Co.
                          1.55% due 10/01/2002                                      81,882,153           81,882,153
           49,997,847   National Australia, Inc.
                          1.55% due 10/01/2002                                      49,997,847           49,997,847
                                                                             -----------------    -----------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS                                          131,880,000          131,880,000
                                                                             -----------------    -----------------

TOTAL INVESTMENTS (100.53%)                                                 $      951,319,487        1,035,774,703
                                                                            =================

LIABILITIES LESS CASH AND
 OTHER ASSETS (-0.53%)                                                                                   (5,487,965)
                                                                                                  -----------------

NET ASSETS (EQUIVALENT TO $26.96 PER SHARE
 BASED ON 38,211,652 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                                                            $   1,030,286,738
                                                                                                  =================

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities




                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Value
 ------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (91.04%)
--------------------------------------------------------------------------------------------------------------------
                        ADVERTISING (0.18%)
               50,000   R.H. Donnelley Corp.*                               $        1,300,000

                        BUSINESS SERVICES (15.08%)
              134,300   Actuant Corp., Cl A*                                         4,955,670
              500,000   Catalina Marketing Corp.*                                   14,040,000
              725,000   ChoicePoint, Inc.*                                          25,839,000
              225,000   Corporate Executive Board Co.*                               6,423,750
              500,000   Fair, Isaac and Co., Inc.                                   16,350,000
              290,000   FTI Consulting, Inc.*                                       11,530,400
              725,000   Iron Mountain, Inc.*                                        18,117,750
              275,000   Kroll, Inc.*                                                 5,453,250
              400,000   Resources Connection, Inc.*                                  5,764,000
                                                                             -----------------
                                                                                   108,473,820
                        COMMUNICATIONS (0.08%)
              225,000   Liberty Livewire Corp.*                                        353,250
              580,000   Mosaic Group, Inc.*                                            201,086
                                                                             -----------------
                                                                                       554,336
                        CONSUMER PRODUCTS (0.75%)
              500,000   Equity Marketing, Inc.*#                                     5,375,000

                        CONSUMER SERVICES (3.79%)
              650,000   Ticketmaster*                                                9,912,500
              400,000   Weight Watchers Intl., Inc.*                                17,344,000
                                                                             -----------------
                                                                                    27,256,500
                        EDUCATION (12.71%)
              475,000   Apollo Group, Inc., Cl A*                                   20,629,250
            1,350,000   Career Education Corp.*                                     64,810,800
              500,000   SmartForce PLC ADR*                                          1,650,000
              133,333   University of Phoenix Online*                                4,286,656
                                                                             -----------------
                                                                                    91,376,706
                        ENERGY SERVICES (1.17%)
              225,000   Premcor, Inc.*                                               3,530,250
              335,000   Stelmar Shipping, Ltd.*                                      4,864,200
                                                                             -----------------
                                                                                     8,394,450
                        ENVIRONMENTAL (0.73%)
              150,000   Waste Connections, Inc.*                                     5,218,500

                        FINANCIAL (4.42%)
              225,000   Arch Capital Group, Ltd.*                                    6,277,500
              278,100   DVI, Inc.*                                                   1,334,880
              299,000   Gabelli Asset Mgmt., Inc., Cl A*                             8,865,350
            1,250,000   Interactive Data Corp.*                                     15,312,500
                                                                             -----------------
                                                                                    31,790,230
                        GOVERNMENT SERVICES (2.27%)
              601,600   Anteon Intl., Corp.*                                        16,351,488

                        HEALTHCARE SERVICES (7.19%)
              500,000   AMN Healthcare Services, Inc.*                               9,250,000
              550,000   Charles River Laboratories Intl., Inc.*                     21,587,500
              750,000   Cross Country, Inc.*                                        10,500,000
              120,000   Meridian Medical Technologies, Inc.*                         4,314,000
              201,500   Odyssey Healthcare, Inc.*                                    6,034,925
                                                                             -----------------
                                                                                    51,686,425
                        HEALTHCARE FACILITIES (7.52%)
              700,000   Community Health Systems, Inc.*                             18,641,000
              875,000   Province Healthcare Co.*                                    15,006,250
              925,000   United Surgical Partners Intl., Inc.*                       20,442,500
                                                                             -----------------
                                                                                    54,089,750
                        HOTELS AND LODGING (0.75%)
              125,000   Four Seasons Hotels, Inc.                                    4,005,000
              350,000   ResortQuest Intl., Inc.*                                     1,403,500
                                                                             -----------------
                                                                                     5,408,500
                        MEDIA AND ENTERTAINMENT (9.79%)
            1,250,000   AMC Entertainment, Inc.*                                     9,250,000
              150,000   Entravision Comm. Corp., Cl A*                               1,987,500
              438,800   LIN TV Corp., Cl A*                                         10,860,300
            1,700,000   Radio One, Inc., Cl D*                                      28,033,000
              335,000   Regal Entertainment Group, Cl A*                             5,963,000
              400,000   Westwood One, Inc.*                                         14,300,000
                                                                             -----------------
                                                                                    70,393,800
                        MEDICAL EQUIPMENT (2.03%)
              950,000   Viasys Healthcare, Inc.*                                    14,630,000



               Shares                                                              Value
 ---------------------------------------------------------------------------------------------
                        PRINTING AND PUBLISHING (4.73%)
              800,000   Information Holdings, Inc.*                         $       17,320,000
              550,000   ProQuest Co.*                                               16,692,500
                                                                             -----------------
                                                                                    34,012,500
                        REAL ESTATE AND REITs (1.88%)
              325,000   LNR Property Corp.                                          10,838,750
              200,000   Ventas, Inc.                                                 2,670,000
                                                                             -----------------
                                                                                    13,508,750
                        RECREATION AND RESORTS (2.27%)
              315,000   Kerzner Intl., Ltd.*                                         7,245,000
              550,000   MTR Gaming Group, Inc.*                                      5,065,500
              425,000   Pinnacle Entertainment, Inc.*                                3,102,500
              500,000   The Sports Club Co., Inc.*                                     875,000
                                                                             -----------------
                                                                                    16,288,000
                        RETAIL TRADE (7.10%)
              465,000   99 Cents Only Stores                                         9,625,500
            2,353,000   Casual Male Retail Group, Inc. (formerly
                        Designs, Inc.)*@                                             9,505,885
              200,000   Dollar Tree Stores, Inc.*                                    4,408,000
              599,500   Hot Topic, Inc.*                                            10,808,985
              225,000   Kenneth Cole Productions, Inc., Cl A*                        4,567,500
              350,000   Overstock.com, Inc.*                                         2,082,500
              145,000   Quiksilver, Inc.*                                            3,275,550
              700,000   Restoration Hardware, Inc.*@#                                2,992,500
              850,000   Restoration Hardware, Inc.*#                                 3,825,000
                                                                             -----------------
                                                                                    51,091,420
                        RESTAURANTS (5.62%)
              102,500   AFC Enterprises, Inc.*                                       2,069,475
              475,000   California Pizza Kitchen, Inc.*                             10,929,750
              300,000   The Cheesecake Factory, Inc.*                                8,949,000
              568,000   Krispy Kreme Doughnuts, Inc.*                               17,755,680
               25,000   P.F. Chang's China Bistro, Inc.*                               725,750
                                                                             -----------------
                                                                                    40,429,655
                        TRANSPORTATION (0.98%)
              175,000   JetBlue Airways Corp.*                                       7,057,750
                                                                             -----------------
TOTAL COMMON STOCKS
 (Cost $533,356,091)                                                               654,687,580
                                                                             -----------------
------------------------------------------------------------------------------------------------
WARRANTS (0.29%)
------------------------------------------------------------------------------------------------
                        RETAIL TRADE
            1,407,353   Casual Male Retail Group, Inc. (formerly
                          Designs, Inc.) Warrants Exp 04/26/2007
                          (Cost $2,117,151)*@                                        2,115,838
                                                                             -----------------


Principal Amount
------------------------------------------------------------------------------------------------
CORPORATE BONDS (1.38%)
------------------------------------------------------------------------------------------------
                        HEALTH SERVICES (0.04%)
                        U.S. Diagnostic, Inc. 9.00%
$3,250,000              Conv. Sub. Deb. due 03/31/2003 *                               300,000
                        PRINTING & Publishing (0.29%)
                        Penton Media, Inc. 10.375%
7,000,000               Sr. Sub. NT due 06/15/2011                                   2,100,000
                        RETAIL TRADE (1.05%)
                        Casual Male Retail Group, Inc. 12.00%
                        (formerly Designs, Inc.) Senior Sub. Notes
7,500,000               due 04/26/2007@                                              7,500,000
                                                                             -----------------
TOTAL CORPORATE BONDS
 (Cost $12,245,349)                                                                  9,900,000
                                                                             -----------------
------------------------------------------------------------------------------------------------
Short Term Money Market Instruments (6.67%)
------------------------------------------------------------------------------------------------
                        Exxon Asset Management Corp. 1.55% due
47,980,999              10/01/2002 (Cost $47,980,999)                               47,980,999
                                                                             -----------------
TOTAL INVESTMENTS (99.38%)
 (COST $595,699,590)                                                               714,684,417
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.62%)                                                            4,446,045
                                                                             -----------------
NET ASSETS (EQUIVALENT TO $13.73 PER
 SHARE BASED ON 52,369,799 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                            $     719,130,462
                                                                             =================

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities




                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 2002

               Shares                                                              Value
 ------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (89.94%)
-------------------------------------------------------------------------------------------------------------------
                        ADVERTISING (6.56%)
              160,000   Overture Services, Inc.*                            $        3,771,200

                        BUSINESS SERVICES (4.08%)
               40,000   ChoicePoint, Inc.*                                           1,425,600
              140,000   Dice, Inc.*                                                    147,000
               19,000   Hoover's, Inc.*                                                 95,380
               75,000   TMP Worldwide, Inc.*                                           675,000
                                                                             -----------------
                                                                                     2,342,980
                        CABLE (7.13%)
               70,000   Comcast Corp., Cl A*                                         1,460,200
              140,000   Insight Comm. Co., Inc., Cl A*                               1,292,200
              250,000   Mediacom Comm. Corp., Cl A*                                  1,342,500
                                                                             -----------------
                                                                                     4,094,900
                        COMMUNICATIONS (0.78%)
               30,000   Research in Motion, Ltd.*                                      282,600
              150,000   SBA Comm. Corp., Cl A*                                         163,500
                                                                             -----------------
                                                                                       446,100
                        CONSULTING (3.23%)
              130,000   Accenture, Ltd., Cl A*                                       1,856,400

                        CONSUMER PRODUCTS (0.74%)
              100,000   Stamps.com, Inc.*                                              423,000

                        CONSUMER SERVICES (10.32%)
               50,000   Expedia, Inc., Cl A*                                         2,532,500
               80,000   iDine Rewards Network, Inc.*                                   740,000
               80,000   Ticketmaster*                                                1,220,000
              150,000   Yahoo! Inc.*                                                 1,435,500
                                                                             -----------------
                                                                                     5,928,000
                        EDUCATION (7.34%)
              368,370   SmartForce PLC ADR*                                          1,215,621
               93,333   University of Phoenix Online*                                3,000,656
                                                                             -----------------
                                                                                     4,216,277
                        ENTERPRISE HARDWARE (6.42%)
               90,000   Dell Computer Corp.*                                         2,115,900
               75,000   Intel Corp.                                                  1,041,750
               20,000   Tech Data Corp.*                                               528,000
                                                                             -----------------
                                                                                     3,685,650
                        FINANCIAL (5.64%)
              180,000   Charles Schwab Corp.                                         1,566,000
               50,000   CheckFree Corp.*                                               569,000
               75,000   LendingTree, Inc.*                                           1,105,500
                                                                             -----------------
                                                                                     3,240,500
                        HOTELS AND LODGING (7.48%)
               85,000   Hotels.com, Cl A*                                            4,299,300

                        MANUFACTURING (4.47%)
               35,000   Celestica, Inc.*                                               458,500
              250,000   Flextronics Intl., Ltd.*                                     1,743,000
               25,000   Jabil Circuit, Inc.*                                           369,500
                                                                             -----------------
                                                                                     2,571,000
                        MEDIA AND ENTERTAINMENT (7.34%)
               40,000   Electronic Arts, Inc.*                                       2,638,400
               40,000   Take-Two Interactive Software, Inc.*                         1,160,000
               20,000   THQ, Inc.*                                                     416,000
                                                                             -----------------
                                                                                     4,214,400
                        PRINTING AND PUBLISHING (4.36%)
              125,000   Getty Images, Inc.*                                          2,507,500

                        REAL ESTATE AND REITs (1.25%)
               40,000   CoStar Group, Inc.*                                            720,000


               Shares                                                              Value
 ------------------------------------------------------------------------------------------------------------------
                        RETAIL TRADE (12.37%)
               68,700   1-800-FLOWERS.COM, Inc., Cl A*                      $          480,900
              125,000   Amazon.com, Inc.*                                            1,991,250
               13,500   Best Buy Co., Inc.*                                            301,185
              350,000   drugstore.com, Inc.*                                           584,500
               45,000   eBay, Inc.*                                                  2,376,450
               80,000   Netflix, Inc.*                                                 776,000
              100,000   Overstock.com, Inc.*                                           595,000
                                                                             -----------------
                                                                                     7,105,285
                        SOFTWARE (0.43%)
               50,000   FreeMarkets, Inc.*                                             248,000
                                                                             -----------------
TOTAL COMMON STOCKS
 (Cost $59,484,840)                                                                 51,670,492
                                                                             -----------------
-------------------------------------------------------------------------------------------------------------------
WARRANTS (0.71%)
-------------------------------------------------------------------------------------------------------------------
                        CONSUMER SERVICES
               20,000   Expedia, Inc.
                          Warrants Exp 09/29/2005* (Cost $386,323)                     406,000
                                                                             -----------------
PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (0.98%)
-------------------------------------------------------------------------------------------------------------------
                        COMMUNICATIONS
            $ 500,000   SBA Comm., Corp. 0.00% until 03/2003,
                          12.00% thereafter Conv. Sub.
                          Deb. due 03/01/2008                                          270,000
              500,000   American Tower Corp. 2.25%
                          Conv. NT due 10/15/2009                                      295,000
                                                                             -----------------
TOTAL CORPORATE BONDS
 (Cost $681,250)                                                                       565,000
                                                                             -----------------
--------------------------------------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (8.34%)
-------------------------------------------------------------------------------------------------------------------
            4,791,000   Exxon Asset Management Co. 1.55%
                           due 10/01/2002 (Cost $4,791,000)                          4,791,000
                                                                             -----------------
TOTAL INVESTMENTS (99.97%)
 (COST $65,343,413)                                                                 57,432,492
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.03%)                                                               15,655
                                                                             -----------------
NET ASSETS (EQUIVALENT TO $3.63 PER
 SHARE BASED ON 15,809,942 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                           $       57,448,147
                                                                            =================

---------------
%   Represents percentage of net assets
*   Non-income producing securities





                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2002

                                                             BARON ASSET      BARON GROWTH     BARON SMALL CAP   BARON iOPPORTUNITY
                                                                FUND              FUND              FUND                FUND
                                                             -----------      ------------     ---------------   ------------------
ASSETS:
 Investments in securities, at value
   Unaffiliated issuers
   (Cost $562,025,747, $951,319,487, $581,081,893
    and $65,343,413, respectively)                         $1,002,372,017    $1,035,774,703     $702,491,917        $  57,432,492
   "Affiliated" issuers (Cost $1,110,743,694, $0,
    $14,617,697 and $0, respectively)                       1,056,878,644                 0       12,192,500                    0
 Cash                                                             924,740           288,686                0                  462
 Dividends and interest receivable                                212,747            30,195          382,213                5,304
 Receivable for securities sold                                13,152,561         2,722,187        6,114,013              237,268
 Receivable for shares sold                                     1,889,009         4,727,618        1,414,474                6,826
 Other assets                                                      74,040           145,621                0                    0
                                                           --------------    --------------     ------------        -------------
                                                            2,075,503,758     1,043,689,010      722,595,117           57,682,352
                                                           --------------    --------------     ------------        -------------
LIABILITIES:
 Payable for securities purchased                               1,937,272        11,232,768        1,842,294              148,000
 Payable for shares redeemed                                    3,941,494         1,967,968          803,299               80,159
 Due to custodian bank                                         13,500,000                 0          625,057                    0
 Professional fees payable                                        474,205                 0                0                    0
 Accrued expenses and other payables                              467,948           201,536          194,005                6,046
                                                           --------------    --------------     ------------        -------------
                                                               20,320,919        13,402,272        3,464,655              234,205
                                                           --------------    --------------     ------------        -------------
NET ASSETS                                                 $2,055,182,839    $1,030,286,738     $719,130,462        $  57,448,147
                                                           ==============    ==============     ============        =============
NET ASSETS CONSIST OF:
 Capital paid-in                                           $1,601,453,576    $  984,532,120     $580,715,303        $ 183,568,273
 Accumulated net realized gain (loss)                          67,202,890       (38,846,219)      19,430,332         (118,209,205)
 Net unrealized appreciation (depreciation) on
 investments                                                  386,526,373        84,600,837      118,984,827           (7,910,921)
                                                           --------------    --------------     ------------        -------------
NET ASSETS                                                 $2,055,182,839    $1,030,286,738     $719,130,462        $  57,448,147
                                                           ==============    ==============     ============        =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($.01 par value; indefinite shares authorized)                57,641,500        38,211,652       52,369,799           15,809,942
                                                           ==============    ==============     ============        =============
NET ASSET VALUE PER SHARE                                  $        35.65    $        26.96     $      13.73        $        3.63
                                                           ==============    ==============     ============        =============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                                BARON ASSET    BARON GROWTH    BARON SMALL CAP   BARON iOPPORTUNITY
                                                                   FUND            FUND             FUND                FUND
                                                                -----------    ------------    ---------------   ------------------
INVESTMENT INCOME:
 INCOME:
   Interest                                                    $    293,724    $  1,915,359      $ 2,311,839        $    140,989
   Dividends -- unaffiliated issuers                              2,496,019         980,850          636,785             104,952
   Dividends -- "affiliated" issuers                              2,399,921               0                0                   0
                                                               ------------    ------------      -----------        ------------
   Total income                                                   5,189,664       2,896,209        2,948,624             245,941
                                                               ------------    ------------      -----------        ------------
 EXPENSES:
   Investment advisory fees                                      27,512,602       8,605,814        7,437,582             820,217
   Distribution fees                                              6,878,156       2,151,455        1,859,397             205,054
   Shareholder servicing agent fees                                 999,830         383,090          295,380             136,715
   Reports to shareholders                                        1,229,000         318,650          322,200             123,128
   Professional fees                                               (309,083)         42,740           78,485              32,247
   Registration and filing fees                                     108,900          57,410           48,650              19,505
   Custodian fees                                                    83,010          41,820           36,645              11,183
   Trustee fees                                                      55,121          17,081           14,790               1,649
   Amortization of organization costs                                     0               0            5,692                   0
   Miscellaneous                                                     98,759          32,360           30,482               3,205
                                                               ------------    ------------      -----------        ------------
   Total operating expenses                                      36,656,295      11,650,420       10,129,303           1,352,903
   Interest expense                                                 323,838               0                0                   0
                                                               ------------    ------------      -----------        ------------
   Total expenses                                                36,980,133      11,650,420       10,129,303           1,352,903
   Less: Expense reimbursement by investment adviser                      0               0                0            (122,577)
                                                               ------------    ------------      -----------        ------------
   Net expenses                                                  36,980,133      11,650,420       10,129,303           1,230,326
                                                               ------------    ------------      -----------        ------------
   Net investment loss                                          (31,790,469)     (8,754,211)      (7,180,679)           (984,385)
                                                               ------------    ------------      -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold in
  unaffiliated issuers                                           73,205,141     (37,035,858)        (888,598)        (22,680,535)
 Net realized gain on investments sold in "affiliated"
  issuers                                                         2,309,949               0       27,132,194                   0
 Change in net unrealized appreciation (depreciation) of
  investments                                                       148,266      12,057,513        8,344,275          17,847,733
                                                               ------------    ------------      -----------        ------------
   Net gain (loss) on investments                                75,663,356     (24,978,345)      34,587,871          (4,832,802)
                                                               ------------    ------------      -----------        ------------
   Net increase (decrease) in net assets resulting
    from operations                                            $ 43,872,887    ($33,732,556)     $27,407,192         ($5,817,187)
                                                               ============    ============      ===========        ============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                BARON ASSET FUND                   BARON GROWTH FUND
                                                        ---------------------------------    ------------------------------
                                                            FOR THE           FOR THE           FOR THE          FOR THE
                                                          YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                         SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                             2002               2001              2002             2001
                                                        ---------------   ---------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                                    $   (31,790,469)  $   (43,595,929)   $   (8,754,211)  $  (4,070,446)
 Net realized gain (loss) on investments sold                75,515,090       311,387,202       (37,035,858)     43,033,118
 Net change in unrealized appreciation
  (depreciation) on investments                                 148,266    (1,614,644,820)       12,057,513     (78,264,979)
                                                        ---------------   ---------------    --------------   -------------
 Increase (decrease) in net assets resulting
  from operations                                            43,872,887    (1,346,853,547)      (33,732,556)    (39,302,307)
                                                        ---------------   ---------------    --------------   -------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income                                                0                 0                 0               0
 Net realized gain on investments                          (264,562,964)     (351,046,786)      (32,497,044)    (51,178,835)
                                                        ---------------   ---------------    --------------   -------------
                                                           (264,562,964)     (351,046,786)      (32,497,044)    (51,178,835)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                           460,737,296       571,556,532       792,799,655     231,960,050
 Net asset value of shares issued in
  reinvestment of dividends                                 258,527,926       341,354,289        31,622,600      50,293,352
 Cost of shares redeemed                                 (1,135,651,332)   (1,440,201,268)     (240,205,195)   (212,920,128)
                                                        ---------------   ---------------    --------------   -------------
 Increase (decrease) in net assets
  derived from capital share transactions                  (416,386,110)     (527,290,447)      584,217,060      69,333,274
 Redemption fees                                                      0                 0                 0               0
                                                        ---------------   ---------------    --------------   -------------

 Net increase (decrease) in net assets                     (637,076,187)   (2,225,190,780)      517,987,460     (21,147,868)
                                                        ---------------   ---------------    --------------   -------------
NET ASSETS:
 Beginning of year                                        2,692,259,026     4,917,449,806       512,299,278     533,447,146
                                                        ---------------   ---------------    --------------   -------------

 End of year                                            $ 2,055,182,839   $ 2,692,259,026    $1,030,286,738   $ 512,299,278
                                                        ===============   ===============    ==============   =============
ACCUMULATED NET INVESTMENT INCOME
 AT END OF YEAR                                         $             0   $             0    $            0   $           0
                                                        ===============   ===============    ==============   =============

SHARES OF BENEFICIAL INTEREST:
 Shares sold                                                 10,717,084        11,052,059        26,484,851       7,785,983
 Shares issued in reinvestment of dividends                   6,328,702         6,241,632         1,133,834       1,813,635
 Shares redeemed                                            (26,349,244)      (27,972,217)       (8,254,587)     (7,286,928)
                                                        ---------------   ---------------    --------------   -------------

 Net increase (decrease)                                     (9,303,458)      (10,678,526)       19,364,098       2,312,690
                                                        ===============   ===============    ==============   =============


                                                            BARON SMALL CAP FUND            BARON iOPPORTUNITY FUND
                                                        -----------------------------    -----------------------------
                                                           FOR THE         FOR THE          FOR THE         FOR THE
                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,
                                                            2002             2001            2002             2001
                                                        -------------   -------------    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                                    $  (7,180,679)  $  (4,880,739)   $   (984,385)   $    (887,784)
 Net realized gain (loss) on investments sold              26,243,596      (1,015,726)    (22,680,535)     (84,390,381)
 Net change in unrealized appreciation
  (depreciation) on investments                             8,344,275    (144,949,679)     17,847,733       (7,011,563)
                                                        -------------   -------------    ------------    -------------
 Increase (decrease) in net assets resulting
  from operations                                          27,407,192    (150,846,144)     (5,817,187)     (92,289,728)
                                                        -------------   -------------    ------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income                                              0               0               0         (534,161)
 Net realized gain on investments                                   0     (20,069,059)              0                0
                                                        -------------   -------------    ------------    -------------
                                                                    0     (20,069,059)              0         (534,161)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                         376,639,575     164,245,739       8,572,414       20,079,698
 Net asset value of shares issued in
  reinvestment of dividends                                         0      19,752,251               0          525,510
 Cost of shares redeemed                                 (270,796,868)   (306,732,103)    (18,994,762)     (42,342,678)
                                                        -------------   -------------    ------------    -------------

 Increase (decrease) in net assets
  derived from capital share transactions                 105,842,707    (122,734,113)    (10,422,348)     (21,737,470)
 Redemption fees                                                    0               0          21,169           61,243
                                                        -------------   -------------    ------------    -------------

 Net increase (decrease) in net assets                    133,249,899    (293,649,316)    (16,218,366)    (114,500,116)
                                                        -------------   -------------    ------------    -------------

NET ASSETS:
 Beginning of year                                        585,880,563     879,529,879      73,666,513      188,166,629
                                                        -------------   -------------    ------------    -------------

 End of year                                            $ 719,130,462   $ 585,880,563    $ 57,448,147    $  73,666,513
                                                        =============   =============    ============    =============

ACCUMULATED NET INVESTMENT INCOME
 AT END OF YEAR                                         $           0   $           0    $          0    $           0
                                                        =============   =============    ============    =============

SHARES OF BENEFICIAL INTEREST:
 Shares sold                                               24,194,618      11,345,273       1,705,661        3,261,003
 Shares issued in reinvestment of dividends                         0       1,385,151               0           72,988
 Shares redeemed                                          (17,997,975)    (21,364,383)     (3,923,851)      (6,780,089)
                                                        -------------   -------------    ------------    -------------

 Net increase (decrease)                                    6,196,643      (8,633,959)     (2,218,190)      (3,446,098)
                                                        =============   =============    ============    =============




                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
(1) ORGANIZATION.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through investments in securities of smaller companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments that have internet-related growth opportunities.

(2) SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 2002, the following amounts were reclassified for federal income tax purposes:

                                       UNDISTRIBUTED          UNDISTRIBUTED
FUND                               NET INVESTMENT INCOME   REALIZED GAIN/LOSS    CAPITAL-PAID-IN
----                               ---------------------   ------------------    ---------------
Baron Asset Fund                        $31,790,469            $(7,690,950)       $(24,099,519)
Baron Growth Fund                         8,754,211                 (5,451)         (8,748,760)
Baron Small Cap Fund                      7,180,679             (2,662,932)         (4,517,747)
Baron iOpportunity Fund                     984,385                  - 0 -            (984,385)

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(h) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(3) PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2002 were as follows:


FUND                                                  PURCHASES         SALES
----                                                  ---------         -----
Baron Asset Fund                                     $163,437,786   $860,461,097
Baron Growth Fund                                    $619,636,872   $135,099,057
Baron Small Cap Fund                                 $502,726,330   $373,847,439
Baron iOpportunity Fund                              $ 69,307,089   $ 74,386,591

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 2002, BCI earned gross brokerage commissions as follows:


FUND                                                           COMMISSIONS
----                                                           -----------
Baron Asset Fund                                               $1,521,097
Baron Growth Fund                                              $  745,934
Baron Small Cap Fund                                           $  814,899
Baron iOpportunity Fund                                        $  240,829

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(5) LINE OF CREDIT. The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 1.00% to 2.00% depending on the duration of the loan. A commitment fee of 0.10% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.

During the year ended September 30, 2002, Baron Asset Fund had an average daily balance on the line of credit of $10,838,925 at a weighted average interest rate of 2.99%. At September 30, 2002, Baron Asset Fund had outstanding loans in the amount of $13,500,000 under the line of credit.

BARON FUNDS
--------------------------------------------------------------------------------
(6) RESTRICTED SECURITIES.

A summary of the restricted securities held at September 30, 2002 follows:



BARON ASSET FUND                                       ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Wynn Resorts, Ltd. (formerly Valvino Lamore, LLC)      04/17/01     $30,030,676
CONVERTIBLE PREFERRED STOCK
 Apollo International, Inc. S-A CV Pfd.                 07/21/99       1,750,014
 Somerford Corp. S-A Conv. Pfd.                         12/03/98       9,000,051
CORPORATE BONDS
 Somerford Corp. 8.50% Sub. Conv. Deb
  Due 04/23/ 2006                                       04/23/01       3,000,000
WARRANTS
 Corrections Corporation of America
 Warrants Exp 09/2005                                   09/29/00       1,991,490
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $43,780,786)
(2.23% of Net Assets)                                                $45,772,231
                                                                     ===========


BARON GROWTH FUND                                      ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Wynn Resorts, Ltd. (formerly Valvino Lamore, LLC)
 (Cost $11,063,956) (1.07% of Net Assets)               04/22/02     $11,063,941
                                                                     ===========


BARON SMALL CAP FUND                                   ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Casual Male Retail Group, Inc.
 (formerly Designs,  Inc.)                              05/15/02     $ 9,505,885
 Restoration Hardware, Inc.                             11/07/01       2,992,500
WARRANTS
 Casual Male Retail Group, Inc.
 (formerly Designs, Inc.)
 Warrants Exp 04/26/2007                                05/15/02       2,115,838
CORPORATE BONDS
 Casual Male Retail Group, Inc.
 (formerly Designs, Inc.) 12.00%
 Senior Sub. Notes due 04/26/2007                       05/15/02       7,500,000
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $20,230,000)
(3.08% of Net Assets)                                                $22,114,223
                                                                     ===========

BARON FUNDS
--------------------------------------------------------------------------------
(7) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

As of September 30, 2002, the components of net assets on a tax basis were as follows:


                                               BARON ASSET     BARON GROWTH   BARON SMALL CAP    BARON iOPPORTUNITY
                                                  FUND             FUND             FUND                FUND
                                                  ----             ----             ----                ----
Cost of investments                          $1,672,969,046    $953,060,660     $596,815,570        $ 68,840,055
                                             ==============    ============     ============        ============

Gross tax unrealized appreciation               802,203,662     171,019,665      183,419,349           9,373,211
Gross tax unrealized depreciation              (415,876,894)    (88,160,001)     (65,550,502)        (20,780,774)
                                             --------------    ------------     ------------        ------------

Net tax unrealized appreciation/
  (depreciation)                             $  386,326,768    $ 82,859,664     $117,868,847        $(11,407,563)
                                             ==============    ============     ============        ============


Under current law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30,
2003. Baron Growth Fund and Baron iOpportunity Fund also had capital loss carryforwards.
Capital loss carryforward expiring as
  follows:
   2009                                                  --              --               --         (23,974,628)
   2010                                                  --      (3,371,187)              --         (63,691,646)
                                             --------------    ------------     ------------        ------------
                                             $           --    $ (3,371,187)    $         --        $(87,666,274)
                                             ==============    ============     ============        ============

Undistributed long term capital gain         $   67,402,495    $         --     $ 20,546,312        $         --
                                             ==============    ============     ============        ============

Post October loss deferral                   $           --    $(33,733,859)    $         --        $(27,046,289)
                                             ==============    ============     ============        ============

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities and net operating losses.

The tax composition of dividends paid during the year ended September 30, 2002 was as follows:

Ordinary income                              $           --    $  5,555,050     $         --        $         --
Long term capital gain                          264,562,964      26,941,994               --                  --
                                             --------------    ------------     ------------        ------------
                                             $  264,562,964    $ 32,497,044     $         --        $         --
                                             ==============    ============     ============        ============

In addition, the Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for tax purposes.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(8) INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND


                                                           BALANCE OF              GROSS            GROSS SALES
                                                         SHARES HELD ON          PURCHASES              AND
                   NAME OF ISSUER                         SEP. 30, 2001        AND ADDITIONS         REDUCTIONS
------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                                             350,900                                   30,900
Apollo International, Inc. S-A CV Pfd.                         78,948               13,158
Choice Hotels Intl., Inc.                                   7,000,000                                2,500,000
ChoicePoint, Inc.@                                          5,100,000            1,600,003             975,003
DeVry, Inc.                                                 4,830,000                                1,330,000
DVI, Inc.                                                   1,378,600
Education Management Corp.                                  2,000,000                                  420,000
Ethan Allen Interiors, Inc.                                 2,040,000                                  340,000
Kerzner Intl., Ltd.+++                                      2,403,500                                    3,500
Libbey, Inc.                                                2,740,000                                  470,000
OM Group, Inc.                                              2,360,300                                   29,300
Robert Half Intl., Inc.                                     9,550,000                                4,550,000
Saga Comm., Inc., Cl A+                                     3,664,752              894,949             139,701
Seacor Smit, Inc.                                           1,575,000                                   20,000
Smart and Final, Inc.                                       2,560,000                                   60,000
Sotheby's Hldgs., Inc. Cl A                                19,700,000                                4,107,300
Southern Union Co.++                                        3,045,000              139,500             394,500
Vail Resorts, Inc. Cl A                                    10,045,600                                  745,600


                                                                                                      DIVIDEND
                                                           BALANCE OF                                  INCOME
                                                         SHARES HELD ON            VALUE          OCT. 1-SEP. 30,
                   NAME OF ISSUER                         SEP. 30, 2002        SEP. 30, 2002            2002
------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                                             320,000         $   19,520,000
Apollo International, Inc. S-A CV Pfd.                         92,106              1,750,014
Choice Hotels Intl., Inc.                                   4,500,000            103,995,000
ChoicePoint, Inc.@                                          5,725,000            204,039,000
DeVry, Inc.                                                 3,500,000             65,170,000
DVI, Inc.                                                   1,378,600              6,617,280
Education Management Corp.                                  1,580,000                       **
Ethan Allen Interiors, Inc.                                 1,700,000                       **       $  322,800
Kerzner Intl., Ltd.+++                                      2,400,000             55,200,000
Libbey, Inc.                                                2,270,000             72,322,200            784,500
OM Group, Inc.                                              2,331,000             99,766,800          1,292,621
Robert Half Intl., Inc.                                     5,000,000                       **
Saga Comm., Inc., Cl A+                                     4,420,000             81,770,000
Seacor Smit, Inc.                                           1,555,000             63,739,450
Smart and Final, Inc.                                       2,500,000             10,625,000
Sotheby's Hldgs., Inc. Cl A                                15,592,700            109,148,900
Southern Union Co.++                                        2,790,000             31,527,000
Vail Resorts, Inc. Cl A                                     9,300,000            131,688,000
                                                                              --------------         ----------
                                                                              $1,056,878,644         $2,399,921
                                                                              ==============         ==========


-------------------------------------------------------------------------------
BARON SMALL CAP FUND


                                                           BALANCE OF              GROSS            GROSS SALES
                                                         SHARES HELD ON          PURCHASES              AND
                   NAME OF ISSUER                         SEP. 30, 2001        AND ADDITIONS         REDUCTIONS
 ------------------------------------------------------------------------------------------------------------------
Career Education Corp.#                                     1,100,000            1,100,000            850,000
Equity Marketing, Inc.                                        500,000
Restoration Hardware, Inc.                                  1,250,000              800,000            500,000
United Surgical Partners Intl., Inc.                        1,000,900              349,100            425,000


                                                                                                      DIVIDEND
                                                           BALANCE OF                                  INCOME
                                                         SHARES HELD ON            VALUE          OCT. 1-SEP. 30,
                   NAME OF ISSUER                         SEP. 30, 2002        SEP. 30, 2002            2002
 ------------------------------------------------------------------------------------------------------------------
Career Education Corp.#                                     1,350,000                      **
Equity Marketing, Inc.                                        500,000           $ 5,375,000
Restoration Hardware, Inc.                                  1,550,000             6,817,500
United Surgical Partners Intl., Inc.                          925,000                      **
                                                                                -----------            -----
                                                                                $12,192,500            $   0
                                                                                ===========            =====


---------------
* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which a fund held 5% or more of the outstanding voting securities as of September 30, 2002.
**  As of September 30, 2002, no longer an affiliate.
@   Received 1,600,003 shares from 4:3 stock split.
+   Received 894,949 shares from 5:4 stock split.
++  Received 139,500 shares from 5% stock dividend.
+++ Formerly Sun Intl. Hotels, Ltd.
#   Received 1,100,000 shares from 2:1 stock split.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                         Year Ended September 30,
                                              -------------------------------------------------------------------------------
                                                  2002            2001             2000             1999            1998
                                             -------------    -------------    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR              $  40.22        $  63.35         $  51.57         $  39.96        $  47.43
                                                --------        --------         --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                       (0.55)          (0.65)           (0.76)           (0.30)           0.05
Net realized and unrealized gains
 (losses) on investments                            0.05          (17.87)           12.53            11.94           (7.52)
                                                --------        --------         --------         --------        --------
   TOTAL FROM INVESTMENT OPERATIONS                (0.50)         (18.52)           11.77            11.64           (7.47)
                                                --------        --------         --------         --------        --------
LESS DISTRIBUTIONS
Dividends from net investment income                0.00            0.00             0.00            (0.04)           0.00
Distributions from net realized gains              (4.07)          (4.61)            0.00             0.00            0.00
                                                --------        --------         --------         --------        --------
   TOTAL DISTRIBUTIONS                             (4.07)          (4.61)            0.00            (0.04)           0.00
                                                --------        --------         --------         --------        --------
Capital contribution                                0.00            0.00             0.01             0.01            0.00
                                                --------        --------         --------         --------        --------
NET ASSET VALUE, END OF YEAR                    $  35.65        $  40.22         $  63.35         $  51.57        $  39.96
                                                ========        ========         ========         ========        ========
   TOTAL RETURN                                     (2.5%)         (31.2%)           22.8%+           29.2%*         (15.7%)
                                                --------        --------         --------         --------        --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year           $2,055.2        $2,692.3         $4,917.4         $5,863.1        $4,410.5
Ratio of total expenses to average net
 assets                                             1.35%           1.37%            1.36%            1.31%           1.32%
Less: Ratio of interest expense to
 average net assets                                (0.02%)         (0.01%)          (0.03%)           0.00%           0.00%
                                                --------        --------         --------         --------        --------
Ratio of operating expenses to average
 net assets                                         1.33%           1.36%            1.33%            1.31%           1.32%
                                                ========        ========         ========         ========        ========
Ratio of net investment income (loss) to
 average net assets                                (1.16%)         (1.14%)          (1.09%)          (0.57%)          0.11%
Portfolio turnover rate                             6.01%           4.33%            2.51%           15.64%          23.43%


                                                                         Year Ended September 30,
                                              -------------------------------------------------------------------------------
                                                  1997            1996             1995             1994            1993
                                             -------------    -------------    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR              $  35.50        $  29.30          $22.82           $21.91          $ 16.20
                                                --------        --------          ------           ------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                       (0.14)          (0.06)          (0.09)           (0.14)           (0.13)
Net realized and unrealized gains
 (losses) on investments                           12.11            6.29            7.23             1.82             6.00
                                                --------        --------          ------           ------          -------
   TOTAL FROM INVESTMENT OPERATIONS                11.97            6.23            7.14             1.68             5.87
                                                --------        --------          ------           ------          -------
LESS DISTRIBUTIONS
Dividends from net investment income                0.00            0.00            0.00             0.00             0.00
Distributions from net realized gains              (0.04)          (0.03)          (0.66)           (0.77)           (0.16)
                                                --------        --------          ------           ------          -------
   TOTAL DISTRIBUTIONS                             (0.04)          (0.03)          (0.66)           (0.77)           (0.16)
                                                --------        --------          ------           ------          -------
Capital contribution                                0.00            0.00            0.00             0.00             0.00
                                                --------        --------          ------           ------          -------
NET ASSET VALUE, END OF YEAR                    $  47.43        $  35.50          $29.30           $22.82          $ 21.91
                                                ========        ========          ======           ======          =======
   TOTAL RETURN                                     33.8%           21.3%           32.3%             8.0%            36.5%
                                                --------        --------          ------           ------          -------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year           $3,224.5        $1,166.1          $290.0           $ 80.3          $  59.9
Ratio of total expenses to average net
 assets                                             1.35%           1.40%           1.44%            1.59%            1.85%
Less: Ratio of interest expense to
 average net assets                                 0.00%           0.00%           0.00%            0.00%            0.00%
                                                --------        --------          ------           ------          -------
Ratio of operating expenses to average
 net assets                                         1.35%           1.40%           1.44%            1.59%            1.85%
                                                ========        ========          ======           ======          =======
Ratio of net investment income (loss) to
 average net assets                                (0.52%)         (0.29%)         (0.55%)          (0.71%)          (0.69%)
Portfolio turnover rate                            13.23%          19.34%          35.15%           55.87%          107.94


---------------
+ Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS (CONTINUED)

BARON GROWTH FUND


Selected data for a share of beneficial interest outstanding throughout each year:


                                                                       Year Ended September 30,
                                                    ---------------------------------------------------------------
                                                        2002             2001            2000             1999
                                                    -------------   -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  27.18          $32.26          $29.06           $20.32
                                                      --------          ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                             (0.23)          (0.22)          (0.26)           (0.04)
Net realized and unrealized gains (losses)
 on investments                                           1.65           (1.67)           5.34             8.82
                                                      --------          ------          ------           ------
 TOTAL FROM INVESTMENT OPERATIONS                         1.42           (1.89)           5.08             8.78
                                                      --------          ------          ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income                      0.00            0.00            0.00            (0.04)
Distributions from net realized gains                    (1.64)          (3.19)          (1.88)            0.00
                                                      --------          ------          ------           ------
 TOTAL DISTRIBUTIONS                                     (1.64)          (3.19)          (1.88)           (0.04)
                                                      --------          ------          ------           ------
NET ASSET VALUE, END OF YEAR                          $  26.96          $27.18          $32.26           $29.06
                                                      ========          ======          ======           ======
 TOTAL RETURN                                              5.0%           (6.1%)          18.6%            43.2%
                                                      --------          ------          ------           ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                 $1,030.3          $512.3          $533.4           $439.4
Ratio of total expenses to average net assets             1.35%           1.36%           1.36%            1.40%
Less: Ratio of interest expense to average net
 assets                                                   0.00%           0.00%           0.00%           (0.03%)
                                                      --------          ------          ------           ------
Ratio of operating expenses to average net
 assets                                                   1.35%           1.36%           1.36%            1.37%
                                                      ========          ======          ======           ======
Ratio of net investment income (loss) to
 average
 net assets                                              (1.02%)         (0.79%)         (0.78%)          (0.20%)
Portfolio turnover rate                                  18.31%          34.94%          39.00%           53.36%


                                                                       Year Ended September 30,
                                                    ---------------------------------------------------------------
                                                        1998             1997            1996             1995*
                                                    -------------   -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR                     $24.89           $18.40          $14.77           $10.00
                                                       ------           ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                             0.06             0.06            0.11             0.04
Net realized and unrealized gains (losses)
 on investments                                         (4.56)            6.68            3.66             4.73
                                                       ------           ------          ------           ------
 TOTAL FROM INVESTMENT OPERATIONS                       (4.50)            6.74            3.77             4.77
                                                       ------           ------          ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income                    (0.02)           (0.09)          (0.04)            0.00
Distributions from net realized gains                   (0.05)           (0.16)          (0.10)            0.00
                                                       ------           ------          ------           ------
 TOTAL DISTRIBUTIONS                                    (0.07)           (0.25)          (0.14)            0.00
                                                       ------           ------          ------           ------
NET ASSET VALUE, END OF YEAR                           $20.32           $24.89          $18.40           $14.77
                                                       ======           ======          ======           ======
 TOTAL RETURN                                           (18.1%)           37.1%           25.8%            47.7%
                                                       ------           ------          ------           ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                  $315.6           $390.8          $207.2           $ 28.6
Ratio of total expenses to average net assets            1.43%            1.40%           1.54%            1.99%**
Less: Ratio of interest expense to average net
 assets                                                 (0.06%)           0.00%           0.00%            0.00%
                                                       ------           ------          ------           ------
Ratio of operating expenses to average net
 assets                                                  1.37%            1.40%           1.54%            1.99%**
                                                       ======           ======          ======           ======
Ratio of net investment income (loss) to
 average
 net assets                                              0.21%            0.37%           1.20%            1.13%**
Portfolio turnover rate                                 40.38%           25.17%          40.27%           40.56%


---------------
* For the period January 3,1995 (Commencement of Operations) to September 30, 1995.
**  Annualized.
    The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995.
    The expense offset amounts are included in expense data above.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS (CONTINUED)


BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                         Year ended September 30,
                                              -------------------------------------------------------------------------------
                                                  2002            2001             2000             1999            1998*
                                             -------------    -------------    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR               $12.69          $16.05           $13.37           $ 8.61          $10.00
                                                 ------          ------           ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                               (0.14)          (0.11)           (0.16)           (0.10)          (0.02)
Net realized and unrealized gains
  (losses) on investments                          1.18           (2.87)            2.84             4.86           (1.37)
                                                 ------          ------           ------           ------          ------
 TOTAL FROM INVESTMENT OPERATIONS                  1.04           (2.98)            2.68             4.76           (1.39)
                                                 ------          ------           ------           ------          ------
LESS DISTRIBUTIONS
Dividends from net investment income               0.00            0.00             0.00             0.00            0.00
Distributions from net realized gains              0.00           (0.38)            0.00             0.00            0.00
                                                 ------          ------           ------           ------          ------
 TOTAL DISTRIBUTIONS                               0.00           (0.38)            0.00             0.00            0.00
                                                 ------          ------           ------           ------          ------
NET ASSET VALUE, END OF YEAR                     $13.73          $12.69           $16.05           $13.37          $ 8.61
                                                 ======          ======           ======           ======          ======
 TOTAL RETURN                                       8.2%          (18.8%)           20.0%            55.3%          (13.9%)
                                                 ------          ------           ------           ------          ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year            $719.1          $585.9           $879.5           $715.7          $403.7
Ratio of expenses to average net assets            1.36%           1.35%            1.33%            1.34%           1.39%
Ratio of net investment loss to average
  net assets                                      (0.97%)         (0.68%)          (0.90%)          (0.99%)         (0.20%)
Portfolio turnover rate                           55.07%          55.77%           53.18%           42.69%          59.68%


---------------
* For the period of October 1, 1997 (Commencement of Operations) to September 30, 1998.

BARON FUNDS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(9) FINANCIAL HIGHLIGHTS (CONTINUED)


BARON iOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                           For the year ended September 30,
                                                    ----------------------------------------------
                                                        2002             2001            2000*
                                                    -------------   -------------    -------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 4.09          $  8.76          $10.00
                                                       ------          -------          ------
Income from investment operations
Net investment income (loss)                            (0.06)           (0.05)           0.03
Net realized and unrealized losses on
  investments                                           (0.40)           (4.59)          (1.28)
                                                       ------          -------          ------
 TOTAL FROM INVESTMENT OPERATIONS                       (0.46)           (4.64)          (1.25)
                                                       ------          -------          ------
LESS DISTRIBUTIONS
Dividends from net investment income                     0.00            (0.03)           0.00
Distributions from net realized gains                    0.00             0.00            0.00
                                                       ------          -------          ------
 TOTAL DISTRIBUTIONS                                     0.00            (0.03)           0.00
                                                       ------          -------          ------
Redemption fees added to paid in capital                 0.00+            0.00+           0.01
                                                       ------          -------          ------
NET ASSET VALUE, END OF YEAR                           $ 3.63          $  4.09          $ 8.76
                                                       ======          =======          ======
 TOTAL RETURN @                                         (11.2%)          (53.1%)         (12.4%)
                                                       ------          -------          ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                  $ 57.5          $  73.7          $188.2
Ratio of total expenses to average net assets            1.65%            1.55%           1.53%**
Less: Expense reimbursement by investment
  adviser                                               (0.15%)          (0.05%)         (0.03%)**
                                                       ------          -------          ------
Ratio of net expenses to average net assets              1.50%            1.50%           1.50%**
                                                       ======          =======          ======
Ratio of net investment income (loss) to
  average net assets                                    (1.20%)          (0.75%)          0.46%**
Portfolio turnover rate                                 96.41%          123.30%          31.47%




---------------
* For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
**  Annualized.
+   Less than $0.01 per share.
@   The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


------------------------
TO THE BOARD OF TRUSTEES
AND SHAREHOLDERS OF
BARON ASSET FUND
------------------------

     In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund (collectively the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                            PricewaterhouseCoopers LLP

New York, New York
November 15, 2002

BARON ASSET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 [LINE GRAPH]

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2000 AND RUSSELL 2500*


    Date                  BAF         Russell 2000      Russell 2500

   6/12/1987            10,000           10,000            10,000
   9/30/1987            11,950           10,530            10,655
   9/30/1988            13,234            9,400             9,692
   9/30/1989            18,521           11,421            12,039
   9/30/1990            12,838            8,322             9,114
   9/30/1991            17,760           12,077            13,394
   9/30/1992            19,484           13,155            14,770
   9/30/1993            26,595           17,521            19,218
   9/30/1994            28,728           17,980            19,766
   9/30/1995            38,003           22,187            24,812
   9/30/1996            46,098           25,101            28,740
   9/30/1997            61,656           33,432            38,600
   9/30/1998            51,946           27,074            32,264
   9/30/1999            67,092           32,237            39,292
   9/30/2000            82,418           39,778            50,893
   9/30/2001            56,741           31,342            41,339
   9/30/2002            55,301           28,429            38,257

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
* The Russell 2000 and the Russell 2500 are unmanaged index of small and mid-sized companies

--------------------------------------------------------------------------------


                                    [TABLE]
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2002

                                                            Since Inception
                                   One Year    Five Years       06/12/87
--------------------------------------------------------------------------------
Baron Asset Fund                     -2.5%       -2.2%           11.8%
Russell 2000                         -9.3%       -3.2%            7.1%
Russell 2500                         -7.5%       -0.2%            9.2%
--------------------------------------------------------------------------------

Baron Asset Fund's performance in the fiscal year ended September 30, 2002 was disappointing on an absolute basis while significantly outperforming its small to mid-cap peers in a very weak market. The Fund lost 2.5%, as compared to a loss of 9.3% for the Russell 2000, a loss of 7.5% for the Russell 2500 and a loss of 20.5% for the S&P 500. According to Morningstar the small cap growth category lost 15.6% and the mid-cap growth category lost 17.1% in the year ending September 30, 2002.

BARON ASSET FUND INVESTS IN SMALL AND MEDIUM SIZED GROWTH COMPANIES FOR THE LONG-TERM. In the second half of the fiscal year ended September 30, stock prices of growth companies fell sharply giving up all of their gains realized in the first half of the fiscal plus more. Baron Asset Fund invests in growth businesses while utilizing value oriented purchase and sell disciplines. The Fund seeks to invest in companies that it believes have significant long-term growth prospects at what we believe are reasonable prices. As it became apparent that the economic recovery would be delayed the market became very short-term oriented, focusing on disappointing earnings and falling consumer confidence. Additionally, the uncertainty associated with the fear of new acts of terrorism on US shores and the threat of war has resulted in universal negative sentiment among investors, which culminated with one of the worst quarters in stock market history in the September quarter. While many businesses still have exciting long-term prospects, the stock prices of businesses, both good and bad, fell sharply. Our strategy has not changed. We believe the Fund is invested in businesses that will double in size within four years, and double again in the following four years, and that these companies are selling in the market today at very attractive levels. It is our belief that when the economy recovers and the uncertainty dissipates investors will focus their attention on those businesses that will likely experience rapid profit growth, and the stock prices of those companies will rise sharply.

The Fund's performance was not uniform across the year. Baron Asset Fund's performance was strong in the first half of the fiscal year, +28.9%, but weak in the second half of the fiscal year, -24.4%. This compares favorably to the Fund's mid-cap growth peers, which according to Morningstar gained 16.4% in the first half of the fiscal year but lost 28.8% in the second half of the fiscal year.

The performance of Baron Asset Fund was more uniform across sectors than in recent years with few sectors having a significant impact on the Fund's performance. The Fund performed well with its positions in Business Services, Education, Hotels & Lodging, Media & Entertainment and Retail. The Fund was negatively impacted by its holdings in Financial Services, Consumer Services, Chemicals and Utility Services. The Fund's communication services holdings performed poorly but represented a small part of the Fund.

In fiscal year 2003, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. The attractive valuation levels of growth companies in general, the likelihood of accelerated profit growth in many of our largest positions and the current prices of our longer-term core positions leave us looking forward to a successful 2003. (Morty Schaja)

BARON GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  [LINE GRAPH]

            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
             IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000*


    Date                  BGF          Russell 2000

    1/03/1995           10,000           10,000
    9/30/1995           14,770           12,573
    9/30/1996           18,575           14,224
    9/30/1997           25,469           18,945
    9/30/1998           20,855           15,341
    9/30/1999           29,868           18,267
    9/30/2000           35,431           22,541
    9/30/2001           33,286           17,760
    9/30/2002           34,956           16,108

Information Presented by Fiscal Year as of September 20

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------

                                    [TABLE]
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2002

                                              Since Inception
                       One Year  Five Years      01/03/95
--------------------------------------------------------------------------------
Baron Growth Fund         5.0%      6.5%         17.5%
Russell 2000             -9.3%     -3.2%          6.3%
--------------------------------------------------------------------------------

Baron Growth Fund's performance in the fiscal year ended September 30, 2002 was satisfactory in absolute terms but very strong relative to most market averages and the Fund's peer group. In the fiscal year ending September 30, the Fund gained 5.0% and substantially outperformed the Russell 2000, an index of small cap stocks, which lost 9.3% and the S&P 500, which lost 20.5%. According to Morningstar, Baron Growth Fund outperformed the small cap growth category by over 20 percentage points. The category average fell 15.6% in the year ending September 30.

BARON GROWTH FUND INVESTS IN SMALL SIZED GROWTH COMPANIES. The stock prices of growth stocks fell sharply since the fourth quarter rebound of 2001. Since January, according to Morningstar, the average small cap growth mutual fund has fallen in price by 31.7%. The market decline reflects the continuing profit recession and the geopolitical uncertainty since September 11. Baron Growth Fund is a long-term investor in businesses. The Fund utilizes an investment approach that allows it to look beyond the current weak economy and develop conviction, through its own independent research of companies, in the potential profitability of a business, and therefore its value in the future. We believe this approach to investing is especially opportunistic in the current environment in which investors have become very short-term oriented. The three-year bear market has created, in our opinion, many opportunities to purchase great businesses at very attractive prices.

The Fund's performance was not uniform across the year. The Fund's performance was strong in the first half of the fiscal year, +24.9%, but weak in the second half, -15.9%. The Fund slightly outperformed its Morningstar peer group in the first half of the fiscal year and significantly outperformed its peer group in the weak second half of the fiscal year.

The performance of Baron Growth Fund was significantly more uniform across sectors than in recent years. The Fund was impacted positively by its investments in Consumer Services, Education, Government Services, Hotels and Lodging, Recreation, Retail and Restaurants. The Fund's best sector was Media & Entertainment. The Fund was negatively impacted by its holdings in Financial Services, Chemicals and Utility Services. The Fund experienced substantial losses in its investments in Cable and Communications but these were small positions.

In fiscal 2003 the Fund will continue to be invested in small companies that have the potential to appreciate in value at least 50% during the next two years. We believe the Fund is invested in businesses that will grow rapidly as the economy recovers over the next year. Based on current valuation levels these investments have the potential to experience significant price appreciation as visibility increases towards higher profits in the years ahead. (Morty Schaja)

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  [LINE GRAPH]

            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND IN RELATION TO THE RUSSELL 2000*


    Date                  BSC          Russell 2000

    9/30/1997           10,000           10,000
    9/30/1998            8,610            8,098
    9/30/1999           13,370            9,643
    9/30/2000           16,050           11,898
    9/30/2001           13,027            9,375
    9/30/2002           14,095            8,503

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-sized companies.
--------------------------------------------------------------------------------

                                    [TABLE]
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2002

                                             Since Inception
                         One Year                09/30/97
--------------------------------------------------------------------------------
Baron Small Cap Fund      8.2%                      7.1%
Russell 2000             -9.3%                     -3.2%
--------------------------------------------------------------------------------

Baron Small Cap Fund's performance in the fiscal year ended September 30, 2002 was on an absolute basis satisfactory, +8.2%, and very strong on a relative basis. The Fund beat the Russell 2000 in the twelve months ending September 30 by 17.5 percentage points as the small cap index lost 9.3% in the same period. The Fund substantially outperformed its peer group of small cap growth mutual funds, which according to Morningstar lost 15.6% over the last year.

Baron Small Cap Fund invests in small cap growth companies. The stock prices of small cap growth stocks fell sharply in fiscal 2002. Although stock prices experienced significant gains in the fall of 2001 from the post- September 11 lows, growth stocks in general, and small caps in particular, suffered dramatic losses in the latter part of the fiscal year. The bear market of 2001 has created many opportunities, in our opinion, to purchase great businesses, with significant growth potential, at very attractive prices.

The Fund's performance was not uniform across the year. The Fund's performance followed the same pattern across the year as the major market averages. The Fund experienced very strong performance in the first half of the fiscal year, +30.7%, and lost money in the second half of the fiscal year, -17.2%. The Fund kept pace with the Russell 2000 in the strong fourth quarter of 2001 and significantly outperformed the Russell 2000 in the final three quarters of the current fiscal year. The Fund experienced strong relative performance versus other small cap managers in the March and June quarters where according to Morningstar, the Fund outperformed the peer group by 10.4 and 12.2 percentage points, respectively.

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund's best performing sector was Education. The Fund performed well with its investments in Business Services, Consumer Services, Industrial Services, Media & Entertainment, Retail and Restaurants. The Fund experienced significant losses with its investments in Cable & Communications, Financial Services, Health Services, Printing & Publishing and Recreation & Resorts.

In fiscal year 2003, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The Fund will continue to invest in smaller "Growth Companies" that have what we believe are significant long-term growth prospects that can be purchased at attractive prices because their prospects have not yet been appreciated by investors; "Fallen Angels" that have strong long-term franchises but have disappointed investors with short-term results, creating a buying opportunity; and "Special Situations", including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase strong businesses at attractive prices. The attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 2003. (Morty Schaja)

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  [LINE GRAPH]

            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN BARON iOPPORTUNITY CAP FUND IN RELATION TO
             THE MORGAN STANLEY INTERNET INDEX & NASDAQ COMPOSITE*


    Date            BIO              Mox             Nasdaq

    2/29/2000           10,000           10,000            10,000
    9/30/2000            8,760            5,798             7,820
    9/30/2001            4,105              769             3,191
    9/30/2002            3,643              503             2,496

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The NASDAQ Composite and the Morgan Stanley Internet Index are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ; th emOrgan Stanley Internet Index of actively traded, high market cap Internet stocks drawn from nine Internet subsectors.
--------------------------------------------------------------------------------

                                    [TABLE}
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 for the periods ended September 30, 2002

                                                        Since Inception
                                            One Year       02/29/00
 -------------------------------------------------------------------------------
 Baron iOpportunity Fund                     -11.2%         -32.4%
 NASDAQ Composite                            -21.8%         -41.5%
 Morgan Stanley Internet Index               -34.6%         -68.5%
--------------------------------------------------------------------------------

Baron iOpportunity Fund's performance was weak on an absolute basis in the fiscal year ending September 30, 2002. The Fund outperformed its peer group during this period. The Fund lost 11.2% as compared to the Morgan Stanley Internet index, which lost 34.6%, and the Nasdaq Composite, which lost 21.8%.

Internet-related stocks, along with growth stocks in general, experienced sharp price declines in the year ending September 30, 2002. Baron iOpportunity Fund, like the other Baron funds, utilizes value purchase disciplines while investing in growth companies that have significant information technology opportunities. We believe the Fund is potentially a more conservative Internet fund because of this investment approach. While the Fund has lost money since its inception, it has significantly outperformed the internet indices and most of its peers. We believe the sharp decline in prices within this universe of stocks has created unusual opportunities to purchase great businesses for the long term at very attractive valuations.

The Fund's performance was not uniform across the year. The Fund, like its peer group, experienced very strong performance as the fiscal year began but experienced sharp losses as the economic recovery faded in the spring. In the December 2001 quarter, the Fund gained 43.3% but lost 33.9% in the second half of the fiscal year.

The performance of Baron iOpportunity Fund was not uniform across sectors. The Fund invests across industries in companies benefiting from the Internet and the rapidly changing information technology environment. The Fund realized significant gains in its investments in Advertising, Consulting, Consumer Services, and Hotels & Lodging. The Fund was negatively impacted by its investments in Business Services, Cable, Communications, Education, Media & Entertainment and Retail.

In fiscal 2003, the Fund will continue to invest in both new Internet-related businesses, as well as established companies that have significant and scalable Internet-related growth opportunities.

We believe that the rapid growth of the Internet will continue to create enormous opportunities for businesses. The Fund is invested in Internet- related businesses with significant growth opportunities that have either turned profitable or will turn profitable in the near term and have the potential to appreciate in value at least 100% during the next two years. The Fund's portfolio is well positioned to take advantage of the very attractive valuations that now exist in this universe. (Morty Schaja)


--------------------------------------------------------------------------------
As of September 30, 2002, the Morningstar(TM) peer group for the Baron Asset Fund is the mid-cap growth category, which currently consist of 752 mutual funds. Of the 752 funds in the category, 711 disclose one year performance.

As of September 30, 2002, the Morningstar(TM) peer group for the Baron Growth Fund and Baron Small Cap Fund is the small-cap growth category, which currently consist of 627 mutual Funds. Of the 627 funds in the category, 569 disclose one year performance. For the quarters ended March 31, 2002 and June 30, 2002 there were 623 and 620 funds, respectively, that disclosed their three-month performance data.

Morningstar(TM) determines the investment style of each individual stock in its database using a 10-factor model, with separate scores for the value and growth characteristics. The style attributes of individual stocks are then used to determine the style classification or category of stock mutual funds.

The iOpportunity Fund uses peer group to define its comparative index as the Morgan Stanley Internet index. The Morgan Stanley Internet Index consists of 28 large, actively traded, Internet stocks.

BARON FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Service to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

     On November 15, 2001, the following distributions were declared and paid to shareholders of record on November 14, 2001, from net realized capital gains.


                                     Long-Term      Short-Term
       Fund                        Capital Gain    Capital Gain   Per Share
       ----                        ------------    ------------   ---------
       Baron Asset Fund            $264,562,964     $        0      $4.067
       Baron Growth Fund           $ 26,941,994     $5,555,050      $1.638



     The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2002. The information necessary to complete your income tax return for the calendar year ended December 31, 2002 is listed on form 1099- DIV which will be mailed to you in January 2003.

BARON FUNDS
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the Funds. The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

                                           POSITION HELD              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                   AGE     WITH THE FUND              DURING PAST FIVE YEARS
----------------                   ---     -------------              ----------------------
Ronald Baron*+                     59      Chairman, CEO, Chief       Chairman, CEO, and Director, Baron Capital, Inc.
767 Fifth Avenue                           Investment Officer and     (1982-Present), Baron Capital Management, Inc.
New York, NY 10153                         Trustee                    (1983-Present), Baron Capital Group, Inc. (1984-
                                                                      Present), BAMCO, Inc. (1987-Present).

Norman S. Edelcup++                67      Trustee                    Senior Vice President and Director, Florida
244 Atlantic Isles                                                    Savings Bancorp (2001-Present); Commissioner,
Sunny Isles Beach, FL 33160                                           Sunny Isles Beach, Florida (2001-Present);
                                                                      Senior Vice President, Item Processing of
                                                                      America (1999-Present) (a subsidiary of The
                                                                      Intercept Group); Chairman, Item Processing of
                                                                      America (1989-1999) (a financial institution
                                                                      service bureau); Director, Valhi, Inc. (1975-
                                                                      Present) (diversified company); Director,
                                                                      Artistic Greetings, Inc. (1985-1998).

Irwin Greenberg+                   70      Trustee                    Chairman (1994-1997) and Director (1991-
4303 W. Wyndemere Circle                                              Present), Lehigh Valley Hospital Board; Retail
Schnecksville, PA 18078                                               Consultant, (1990-Present); Director, Cedar
                                                                      Crest College (1990-1999); Director, Henry Lehr
                                                                      & Co., Inc. (1996-Present) (insurance);
                                                                      President and CEO, Hess's Department Stores
                                                                      (1976-1990).

Clifford Greenberg                 43      Vice President and         Vice President, Baron Capital, Inc., Baron
767 Fifth Avenue                           Portfolio Manager          Capital Group, Inc., BAMCO, Inc., (1997-
New York, NY 10153                                                    Present), Portfolio Manager, Baron Small Cap
                                                                      Fund (1997-Present); General Partner, HPB
                                                                      Associates, LP (1984-1996) (investment
                                                                      partnership).

Linda S. Martinson*++              47      Vice President,            General Counsel, Vice President and Secretary,
767 Fifth Avenue                           Secretary and Trustee      Baron Capital, Inc. (1983-Present), BAMCO, Inc.
New York, NY 10153                                                    (1987-Present), Baron Capital Group, Inc. (1984-
                                                                      Present), Baron Capital Management, Inc. (1983-
                                                                      Present).

Charles N. Mathewson               74      Trustee                    Chairman, International Game Technology, Inc.
9295 Prototype Road                                                   (1986-Present) (manufacturer of microprocessor-
Reno, NV 89521                                                        controlled gaming machines and monitoring
                                                                      systems); Chairman, American Gaming Association
                                                                      (1994-Present).

Harold W. Milner                   67      Trustee                    Retired; President and CEO, Kahler Realty
2293 Morningstar Drive                                                Corporation (1985-1997) (hotel ownership and
Park City, UT 84060                                                   management).

Raymond Noveck+                    59      Trustee                    Private Investor (1999-Present); President, The
31 Karen Road                                                         Medical Information Line, Inc. (1997-1998)
Waban, MA 02468                                                       (health care information); President, Strategic
                                                                      Systems, Inc. (1990-1997) (health care
                                                                      information); Director, Horizon/CMS Healthcare
                                                                      Corporation (1987-1997).

BARON FUNDS
--------------------------------------------------------------------------------

                                           POSITION HELD              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                   AGE     WITH THE FUND              DURING PAST FIVE YEARS
----------------                   ---     -------------              ----------------------
Susan Robbins                      47      Vice President             Senior Analyst, Vice President and Director,
767 Fifth Avenue                                                      Baron Capital, Inc. (1982-Present), Baron
New York, NY 10153                                                    Capital Management, Inc. (1984-Present).

Morty Schaja*                      47      President, Chief           President and Chief Operating Officer, Baron
767 Fifth Avenue                           Operating                  Capital, Inc. (1999-Present); Senior Vice
New York, NY 10153                         Officer and Trustee        President and Chief Operating Officer, Baron
                                                                      Capital, Inc. (1997-1999); Managing Director,
                                                                      Vice President, Baron Capital, Inc. (1991-1999);
                                                                      and Director, Baron Capital Group, Inc., Baron
                                                                      Capital Management, Inc., and BAMCO, Inc. (1997-
                                                                      Present).

David A. Silverman, MD             52      Trustee                    Physician and Faculty, New York University
146 Central Park West                                                 School of Medicine (1976-Present).
New York, NY 10024

Peggy C. Wong                      41      Treasurer and Chief        Treasurer and Chief Financial Officer, Baron
767 Fifth Avenue                           Financial Officer          Capital, Inc., Baron Capital Group, Inc., BAMCO,
New York, NY 10153                                                    Inc. and Baron Capital Management, Inc. (1987-
                                                                      Present).

---------------

* Trustees deemed to be "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
++   Members of the Audit Committee.

     The Funds' Statement of Additional Information provides additional information about the Funds' directors, and is available without charge, upon request, to Shareholders who call the following toll-free number (800)- 99BARON.

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